The CORPORATE plan for Retirement SM EXECUTIVE Plan

Service Agreement

i

The CORPORATE plan for RETIREMENT Executive Plan Service Agreement
EXECUTIVE PLAN

This Agreement is between Fidelity Management Trust Company ("Fidelity") and Supertex, Inc. (the "Employer"), who maintains the Plan designated below.

Plan Name:                                             Supertex Inc. Deferred Compensation Plan____
Implementation Type:                          Conversion Plan__________________________
Plan Effective Date:                              12/01/2008_______________________________
Original Implementation Date:         10/01/2002   _____________________________
Company Publicly Traded:                 Yes_____________________________________
Employer Address:                               1235 Bordeaux Drive Sunnyvale CA, 94089____

Employer Contact Name:                    Finance Department_______________________

Employer Phone:                                   (408) 222-8888_____________________________

Administrator Address (if different): _________________________________________

Administrator Phone (if different):    _________________________________________

EIN Number:                                          94-2328535__________________________________

 Fiscal Year End :                                 3/31_______________________________________

Form of Business:                                Corporation_______________________________

Plan Number: 44240                                                                                                                     ECM NQ 2007 SA
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                                  © 2007 Fidelity Management & Research Company

Article I. Basic Services And Fees

A. Implementation Services

Set Up Fee:                                                                                                    Fee Waived

Includes:

*    Model plan document and trust agreement for review by Employer's legal counsel.

*    Establishment of Plan Sponsor WebStation (PSW)

* Implementation Conference Call. Issues covered include data transmission, contribution processing cycles, plan administrative needs, project timetables, and resource coordination

*     Preparation of Participant and plan records for the Fidelity Participant Recordkeeping System (FPRS)

*     Reconciliation of all contribution data.

Conversion Fee:                                                                                                    Fee Waived

Includes:

*   Reconciliation of Participant records and Trust assets
*   Verification report for all records received by Fidelity via electronic file (e.g., Participant indicative, balances)
* Implementation conference call with consultation provided on the following:
*    Conversion method
*    Data transmission methods
*    Asset transfer process
*    Coordination with prior trustee or custodian for transfer of assets

Plan Number: 44240                                                                                                      ECM NQ 2007 SA

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B. Administrative Services
Annual fee:                                                                                                     $6,000.00
Includes:
Administrator Services:
•     Contribution processing as provided in the Contribution Appendix
•     Employer access to PSW
•     Daily valuation
•     Investment exchanges of existing Participant account balances
*     Investment direction of future contributions
•     Monthly Trial Balance Report
•     Distribution processing as provided in the Distribution Appendix
•    Annual Trust-level Forms 1099-DIVs & Bs
•    Custody of assets held in trust at Fidelity

Participant Services:

•    Participants' Quarterly Statements as provided in the Enrollment and Education Services Appendix *
•    Internet access (via NetBenefits) to fund price and account information
•    Maintenance of individual account records for each Participant.
•    Telephone access to account balance and fund price information
•    Investment exchanges of existing Participant account balances
•    Investment direction of future contributions

** The Quarterly Statements will be generated based on: February 28, May 30, August 31, and November 30

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

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Article II.  Terms And Conditions

The Implementation, Administrative and Trustee Services on the preceding pages are contingent upon the following terms:

1.  Required Documentation: This Service Agreement may only be used in conjunction with the CORPORATEpIan for Retirement Executive Plan ("CPR Executive") Model Document and Trust Agreement ("Trust Agreement") provided by Fidelity. The Employer may not add to, delete from, or modify the Trust Agreement or Service Agreement in any way without the written consent of Fidelity.  Fidelity's provision of Administrative and trustee services under this Service Agreement shall be conditioned on the Employer delivering to the Trustee a copy of the executed CPR Executive Adoption Agreement as soon as administratively feasible following the Plan's adoption and any amendments in advance of the adoption of such amendments to enable Fidelity to assess recordkeeping impact. The Employer acknowledges that the Plan is being recordkept as an unfunded, nonqualified deferred compensation plan and that the Employer has filed for, or will file for, a 'top  hat' letter from the DOL pursuant to Labor Reg. Section 2520.104-23 and represents that the Plan is exempt from the reporting and disclosure requirements as described therein. The CPR Executive Plan Model Document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An adopting Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An adopting Employer may not rely on the CPR Executive Plan documents to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot provide you with legal advice or tax advice in connection with the execution of any of the CPR Executive Plan documents. This document does not constitute legal or tax advice and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. The CPR Executive Plan Model Document must be reviewed by the Employer's attorney prior to execution.

2.   Data Submission: The Employer or Administrator will provide Fidelity on a timely basis with accurate and complete data via PSW or other method requested by Fidelity. As of the Original Implementation Date, the Employer or Administrator must send Fidelity the following required data for each new or existing Participant: name, address, employment dates, employment status, status under the Plan as a Specified Employee (if applicable), and initial investment elections. After the Original Implementation Date, the Employer or Administrator may only send Fidelity the aforementioned information for a new Participant or changes to the name, address, employment dates, employment status, or status as a Specified Employee for an existing Participant. Notwithstanding the foregoing, Fidelity may require additional data for the recordkeeping of the Plan and will inform the Employer of the needed information and the method of transmission of such data. The Employer is responsible for designation of Specified Employees and the interpretation of and compliance with any alternative method utilized pursuant to the regulations promulgated under Code Section 409A. Fidelity will not be responsible for any losses and/or expenses that arise due to the submission of incorrect or incomplete data, or data transmitted to Fidelity in an improper format.

Plan Number: 44240                                                                                                      ECM NQ 2007 SA

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3.   Services: Fidelity will have the responsibility to perform only the services set forth in Articles I and  II and the attached Appendices of this Agreement, effective as of the Original Implementation Date. All other functions, including distributions to plan participants and any and all required tax reporting or withholding, except to the extent Fidelity has approved performing a distribution service as described in the Distribution Appendix, shall be the responsibility of the Employer and the Administrator. The Employer acknowledges that Fidelity does not provide legal or tax advice, and that the Employer must obtain its own legal and tax counsel for advice on the plan design appropriate for its specific situation and on legal and tax issues pertaining to the administration of the Plan. The Employer further acknowledges that Fidelity has no continuing responsibility to be aware of and responsive to IRS guidance provided under Section 409A of the Code as Fidelity is not the responsible party for (a) ensuring that the Employer's direction to Fidelity conforms with that guidance, and (b) for the payment of all taxes and penalties associated with a failure to maintain such compliance.

4.   Conversion Method/Transition.Period: An existing Employer plan converting to Fidelity shall be subject to a transition period to facilitate the movement of Participant records and assets from the prior recordkeeper and/or trustee to Fidelity. The responsibilities of the parties, the procedures for the conversion, and the duration of the transition period are dependent upon the conversion method(s) selected by the Employer in the separate Conversion Strategy Agreement and are subject to the conditions and limitations contained therein. Upon conversion, until amounts are reconciled by Fidelity and posted to Participant accounts, contributions will not be considered to be accepted by the  Plan recordkeeper in accordance with Article 5 of the Plan.

5.  Investments: Fidelity shall have no discretion or authority with respect to the investment of the Trust assets but shall act solely as a directed trustee of the contributed funds. All Trust assets must be invested in the Permissible Investments elected by the Employer and identified in the Investment Schedule and Services Appendix and are subject to the terms and conditions contained therein.

    Forfeitures held within the Trust prior to application and contributions received by Fidelity as to which investment instructions have not been provided shall be invested in the Permissible Investment selected by the Employer for such purposes in the Investment Schedule and Services Appendix until investment instructions have been received by Fidelity.

    Delivery of amended prospectuses, mutual fund proxies, annual reports, and semi-annual reports for Permissible Investments shall be made only to the Investment Literature Contact designated in Article II.

6.   Participant Investment Direction: Except as provided in Section 7 of this Article II, the Trustee is directed to invest and reinvest such funds in a manner which corresponds directly to elections made by Participants. Each Participant in the Plan shall submit his/her initial investment elections as provided in the Enrollment and Education Appendix. Thereafter, all subsequent investment elections for existing Participants may only be directed in accordance with this Section.

    After his/her initial investment election, each Participant in the Plan shall be permitted to direct the investment of his/her individual account balance and investment of future contributions among the Permissible Investments as provided in, and subject to the provisions of, the Investment Schedule and Services Appendix to this Agreement through the use of Fidelity's telephone exchange system or an internet or other electronically based exchange system. The Employer hereby directs Fidelity to act upon such instructions without questioning the authenticity of such direction.

Plan Number: 44240                                                                                                      ECM NQ 2007  SA

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    The number of exchanges from a Participant's existing account balance will be governed by the mutual fund prospectus or other governing document for that investment, unless indicated otherwise in the Investment Schedule and Services Appendix or the Miscellaneous Appendix. Fidelity reserves the right to modify or withdraw the exchange privilege in the future. Except as otherwise provided in this Agreement, including any Appendices, a proper exchange request received by Fidelity prior to the closing of the New York Stock Exchange shall be effective on that day.

    A Participant shall be required to provide personal identification information prior to being given access to his/her accounts. For security purposes, upon proper notice to Fidelity, the Employer may direct that a Participant using the telephone exchange system be required to respond to additional questions (e.g., date of birth, date of hire) before being able to access his/her accounts. Only authorized Plan contact(s) and the Participant shall have access to a Participant's account.

    Subject to the terms of the Enrollment and Education Services Appendix, a Participant may not change his/her address through a telephone or internet exchange system. All such changes must be submitted to the Employer. The Employer shall then send such changes to Fidelity in the required format.

7.   Employer Investment Direction: To the extent that the Employer has provided in the Plan for Employer investment direction, then Participant accounts must be invested in Permissible Investments    as provided in, and subject to the provisions of, the Investment Schedule and Services Appendix to this Agreement. A Participant will not be allowed to make any changes to investments directed by the Employer pursuant to this Section.

8.   Fees: As consideration for its services under this Agreement, Fidelity shall be entitled to the fees in accordance with Articles I and II and any Appendices or amendments to this Agreement. A reasonable additional fee will be charged if Fidelity has to reprocess any contribution data transmission due to excessive errors of the Employer or payroll vendor, not to exceed $100.00 per hour. The Employer will be notified by Fidelity prior to incurring these charges. Fidelity shall be entitled to reasonable compensation for its extraordinary costs and expenses incurred in the event of termination of this Agreement. 'Extraordinary costs and expenses' are those that Fidelity does not normally incur in the termination of relationships between itself and employers. Such extraordinary costs and expenses will be agreed upon by the Employer and Fidelity before Fidelity incurs them and before Fidelity charges the Employer for them. In addition, Fidelity reserves the right to charge a termination fee equal to a full year of fees identified under Articles 1 and II in the event the Employer terminates its relationship with Fidelity within one year after the Implementation Date.

    The implementation Set Up Fee in Article I will be billed during the implementation process. The administrative fees in Article II will originally become effective as of the later of the Plan's Effective Date in Section 1.01(b)(l) of the Adoption Agreement or the Original Implementation Date. These fees shall be billed in arrears to the Employer quarterly.

   If payment of the aforementioned fees is not received by Fidelity within sixty days of receipt of Fidelity's quarterly invoice, then the fees shall be paid from Plan forfeitures.

Plan Number: 44240                                                                                                      ECM NQ 2007 SA
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9.   Duration and Amendment: This Agreement shall remain in effect for the remainder of the current calendar year and shall thereafter be automatically extended for successive one-year terms. Either party, however, by sixty days prior written notice to the other, may terminate this Agreement unless the receiving party agrees to a shorter notice period. This Agreement may be amended or modified at any time and from time to time by an instrument executed by both parties. Notwithstanding the foregoing, Fidelity reserves the right to amend unilaterally this Agreement to update services and procedures upon 60 days prior written notice or to revise the fee schedule upon 60 days prior written notice to the Employer.

10. Service Providers: Fidelity Management Trust Company is the Trustee of the trust associated with the Employer's Plan under the CPR Executive. Fidelity may use its affiliates in providing the services described in this Agreement.

11. Construction and Interpretation: This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts except to the extent such laws are superseded by federal law. Unless defined herein or a different meaning is clearly required by the context, capitalized terms shall have the meanings set forth in the Trust. From the effective date of each Article and Appendix of this Agreement, the provisions of such Article or Appendix shall supersede all prior agreements and directions to the extent those prior agreements and directions are inconsistent with the provisions of such Article or Appendix.

12. Reliance and Indemnification: Fidelity may rely upon and act upon any writing or any other medium acceptable to Fidelity, including but not limited to electronic medium, from any person authorized by the Employer to give instructions concerning the Plan and may conclusively rely upon and be protected in acting upon any written or electronic order from the Employer or upon any other notice, request, consent, certificate, or other instructions or paper reasonably believed by it to have been executed by a duly authorized person, so long as it acts in good faith in taking or omitting to take any such action. Fidelity need not inquire as to the basis in fact of any statement in writing received from the Employer. Fidelity shall be entitled to rely upon the information provided by the Employer in performance of its duties hereunder.

    The Employer shall indemnify Fidelity and hold it harmless against any and all liabilities, losses, costs or expenses (including reasonable legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against Fidelity at any time related to any act done or omitted to be done by any individual or person with respect to the Plan, the Trust, or Fidelity carrying out its responsibilities under this Agreement. Notwithstanding the foregoing, Fidelity shall be entitled to no indemnification hereunder to the extent its liabilities, losses, costs or expenses are attributed to its own negligence or willful misconduct.

    Fidelity shall indemnify the Employer and hold it harmless against any and all liabilities, losses, costs or expenses (including reasonable legal fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Employer at any time if such liability, loss or expense results from Fidelity's negligence, bad faith, or willful misconduct under this Agreement. Notwithstanding the foregoing, the Employer shall be entitled to no indemnification hereunder to the extent its liabilities, losses, costs or expenses are attributed to its own negligence or willful misconduct.

    Notwithstanding anything in this Agreement to the contrary and subject to the provisions of the attached Appendices to this Agreement, (i) any direction, notice or other communication provided to the Employer or Fidelity by another party required to be in writing by the Plan or this Service Agreement, (ii) any service provided under this Agreement requiring or utilizing written information,

Plan Number: 44240                                                                                                  ECM NQ 2007 SA

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    or (iii) any written communication or disclosure to Participants required by the Plan or this Service Agreement may be provided through any medium that is permitted under applicable law or regulation and, to the extent so allowed, will no longer require any writing to which reference is made in this Agreement.

13. Confidentiality: It is understood and agreed that from time to time the Employer will transmit electronically or otherwise send to Fidelity certain information regarding certain individuals ("Covered Individuals"), including, but not limited to, Participants and Employees, in connection with recordkeeping the Plan. Subject to the terms of the Enrollment and Education Services Appendix and the Miscellaneous Appendix, as appropriate, Fidelity agrees to maintain all such information as confidential, to take appropriate steps to protect the confidentiality of such information, and not to disclose such information to third parties (anyone other than Fidelity and its affiliated companies) except as otherwise appropriate to facilitate the recordkeeping of the Plan or as required by law.

    Through NetBenefitsSM, Participants shall have available to them the Full View® service (an information management service that allows Participants to elect to consolidate, view, and manage their personal, non-Plan financial account and other personal account information available to them through other websites (External Account Information), as well as through a variety of web-based educational planning tools that Fidelity may also make available from time to time). The Employer acknowledges that Participants who elect to use Full View® must provide passwords and personal identification numbers to Fidelity in order to allow for the online data aggregation. Fidelity will use the passwords and personal identification numbers provided solely to furnish and support Full View®, or as otherwise directed by the Participant. Fidelity will not furnish External Account Information to any third party, except as otherwise authorized or as required by law. The Employer agrees that the information accumulated through Full View® shall not be made available to the Employer.

Plan Number: 44240                                                                                                   ECM NQ 2007 SA

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Specimen Signatures

At least one person is required to be authorized to provide instructions to Fidelity Management Trust Company regarding the CORPORATE plan for Retirement Executive Plan Account. Only the following person(s) designed below is/are authorized to advise Fidelity on all plan administrative matters:

NAME & TITLE                                                                 SPECIMEN

PROCEDURE FOR CHANGING SPECIMEN SIGNATURES:

The specimen signatures can be changed by the Employer at any time. To add to a new authorized signer, the Employer must send a letter of instruction signed by an authorized individual to the Relationship Manager, with an original specimen signature of the new authorized signer. To delete or replace a signer, the Employer should identify the name(s) of the individual(s) who are no longer authorized signers). The Employer must provide any change at least ten business days prior to the date the change will become effective.

INVESTMENT LITERATURE CONTACT

The individual designated below shall receive on behalf of the Administrator and Employer amended prospectuses, mutual fund proxy materials, annual reports, and semi-annual reports pertaining to the Permissible Investment options of the Plan.

Phillip A. Kagel

(Name)
Chief Financial Officer

(Title)
1235 Bordeaux Drive
(Address Line I) (Address Line 2)
Sunnyvale                                                      CA                               94089

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

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Execution Page (Fidelity's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the panics agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers,

Employer:

(Signature)

(Print Name)

(Title)

(Date)

Note:	Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

(Signature)

(Print Name)

(Title)

(Date)

Plan Number: 44240 (07/2007)                  ECM NQ 2007 SA 11/10/2008

© 2007 Fidelity
Management & Research Company

Execution Page (Client's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers,

(Signature)

(Print Name)

(Title)

(Date)

Note:	Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

(Signature)

(Print Name)

(Title)

(Date)

ECM NQ 2007 SA 11/10/2008
Plan Number: 44240 (07/2007)

© 2007 Fidelity
Management & Research Company

INVESTMENT SCHEDULE AND SERVICES APPENDIX

Participant Accounts shall be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix. Unless specifically indicated otherwise within this Appendix, the Miscellaneous Appendix, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment's prospectus or other governing document(s).

I- Fidelity Funds (Core Options)

Ticker Fund #        Symbol       Fidelity Fund Name

0630             FRTXX                 Fidelity Retirement Money Market Portfolio
0015             FGMNX               Fidelity Ginnie Mae Fund
0308             FCVSX                 Fidelity Convertible Securities Fund
0650             FUSEX                 Spartan® U.S. Equity Index Fund
0025             FDGRX                Fidelity Growth Company Fund
0093             FOCPX                Fidelity OTC Portfolio
0325             FDIVX                 Fidelity Diversified International Fund
0369             FFFAX                 Fidelity Freedom Income Fund®
0370             FFFBX                 Fidelity Freedom 2000 Fund®
0371             FFFCX                 Fidelity Freedom 2010 Fund®
0372             FFFDX                 Fidelity Freedom 2020 Fund®
0373             FFFEX                 Fidelity Freedom 2030 Fund®
0718             FFFFX                 Fidelity Freedom 2040 Fund®
1312             FFFVX                 Fidelity Freedom 2005 Fund*
1313             FFVFX                 Fidelity Freedom 2015 Fund®
1314             FFTWX                 Fidelity Freedom 2025 Fund®
1315             FFTHX                 Fidelity Freedom 2035 Fund®
1617             FFFGX                 Fidelity Freedom 2045 Fund®
1618             FFFHX                 Fidelity Freedom 2050 Fund*

The Employer agrees that any Fidelity Freedom funds listed above (ail those starting with "Fidelity Freedom") are being selected as a group of all the Fidelity Freedom funds currently available for the Plan. The Employer understands that a choice can be made at any time to remove all Fidelity Freedom funds as Permissible Investments for the Plan. The Employer agrees that any change to the Permissible Investments for the Plan to remove Fidelity Freedom funds will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan any Fidelity Freedom fund being added to or removed from the group of all Fidelity Freedom funds. Fidelity shall always give the Employer at least 90 days notice of the date that funds available through the Freedom Fund group will change and the Employer has until 20 days before such date to direct Fidelity to remove all Fidelity Freedom funds as Permissible Investments for the Plan.

In lieu of receiving a printed copy of the prospectus for each Fidelity Mutual Fund selected by the Employer as a Permissible Investment option, the Employer hereby consents to receiving such documents electronically. The Employer shall access each prospectus on the internet at a website maintained by Fidelity or an affiliate after receiving this Appendix from Fidelity as notice that a

Plan Number: 44240                                                                                                  ECM NQ 2007 SA

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Current version of each document is available. Fidelity represents that on the effective date of this Appendix, a current version of each such prospectus is available at http://www.fidelity.com or such successor website as Fidelity may notify the Employer of in writing. The Employer represents that on the effective date of the Appendix, it accessed each such prospectus at http://www.fidelity.com or such successor website as Fidelity may notify the Employer of in writing.

2. Non-Fidelity Funds (Core Options);

The Employer has selected each ("Non-Fidelity Fund") of the following as an investment made available to the Plan for investment of the assets of the Trust, subject to the terms and conditions given below:

Fund #            Ticker Symbol               Non-Fidelity Fund Name
ONEE              OAK.LX                   The Oakmark Select Fund
ONES              CSWCX                    Credit Suisse Small Cap Value Fund
OF2D              BGRFX                     Baron Growth Fund

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

a.   For purposes of this Agreement, 'Non-Fidelity Fund' shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company ('Fund Vendor').

b.   The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor WebStation) for the Employer's review.

c.   The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity's use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Basis-point-per-annum fee has been waived on amounts invested in Non-Fidelity Funds.

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

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3. Default Funds:

The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive forfeitures held pending application.

The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive Participant Contributions for which Participant direction has not been received by the Trustee, if any (sometimes referred to as the default fund).

4- Annual Fee for Excess Core Permissible Investment Options:

The fees stated in this Service Agreement take into consideration the Core Permissible Investment options selected by the Employer in this Service Agreement and include up to 20 Permissible Investment options with no additional annual fee. The annual fee for each Core Permissible Investment option in excess of 20 is $500.00 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds, Fidelity Select Foundation, and Mutual Fund Window collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

Plan Number: 44240                                                                                                      ECM NQ 2007 SA

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ENROLLMENT AND EDUCATION SERVICES APPENDIX

Fidelity shall provide Enrollment and Education Services as provided in Article I and as outlined in this Appendix.

1.   Educational Services

a.    Fidelity may from time to time produce communication materials and/or forms that the Employer may use regarding the Plan. The Employer is responsible for reviewing such materials and forms and ensuring that such materials and forms as provided by Fidelity are complete and accurate descriptions of the terms and provisions of the Employer's Plan. To the extent such materials and forms are incomplete or inaccurate; the Employer will be responsible for revising the materials or forms as needed or directing Fidelity to make specific revisions. The Employer acknowledges that it is responsible for any such communication materials and/or forms, or modifications thereof, that the Employer ultimately distributes, or otherwise uses, in connection with the Plan.

b.    Participants will receive account statements in the following manner:
       Fidelity will mail Participant statements directly to Participants' homes except for individual Participants who have indicated through Automated Channels (Fidelity Automated Retirement Benefits Line, NetBenefitsSM World Wide Web Internet service, or any other service subsequently employed by Fidelity to facilitate electronic plan administration) that they desire to receive statements only through Automated Channels.

       Notwithstanding any of the above, a Participant will always have the ability to request a written statement at least as frequently as legally required.

c.    Notwithstanding anything to the contrary in this Agreement, Fidelity may require a Participant to provide certain Participant contact information that would facilitate communication to the Participant, including but not limited to the Participant's email address, in order to access Fidelity's service delivery channels, including NetBenefitsSM.

2.   Enrollment Services

a.    The Employer is responsible for enrollment and any re-enrollments. The Employer must inform Fidelity of who is eligible to participate in the Plan and transmit to Fidelity what elections they have made in the manner requested by Fidelity.

b.   Fidelity hereby agrees to track specific contribution years (Class-Year Accounting) in which contributions paid to the Trust will be distributed to the Participants, as provided in the Accounting Appendix, and the distribution elections made by Participants at the time the deferral election has been made. Participants will only be able to make one distribution election per contribution type per year. The Employer agrees that it will annually collect the distribution information regarding participant deferrals and timely transmit it to Fidelity in the manner requested by Fidelity.

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

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DISTRIBUTION PROCESSING APPENDIX

Fidelity shall provide distribution processing services pursuant to Article 1 as outlined in this Appendix and subject to the terms and conditions contained herein.

1.   All withdrawals will be made pro rata across all funds and applicable sources. If directing Fidelity to distribute forfeitures to the Employer, the Employer must give separate written direction for each such distribution and cannot take more than one such distribution per calendar year.

2.   The Employer agrees that distribution options for Participants will be maintained on Fidelity's electronic systems. Annual distribution elections for contributions to the Trust attributable to the following calendar year will be made in accordance with the Enrollment and Education and Accounting Appendices.

3.   The vested percentage on Fidelity's Participant Recordkeeping System (FPRS) shall be used to process the distribution. Vesting for sources determined on the class year will utilize the Class Year Begin Date from the table found in Section 6 of the Contribution Appendix as the first day of each such class year. Distributions will only be processed if there is complete, accurate and properly authorized data received by Fidelity in the required media. The Employer is responsible for ensuring that the proper vested percentage for each Participant is always maintained on FPRS and giving Fidelity any separate direction to adjust such percentage in a timely manner (e.g., prior to a scheduled distribution for a Participant required by the Plan to forfeit all Employer contributions).

    The Employer is responsible for updating the status codes, applicable dates, and other appropriate information for participants via Plan Sponsor Webstation (PSW), or other agreed upon transmission. The Employer must give separate direction to Fidelity not later than the close of the Business Day prior to the Plan's next processing date in the manner requested by Fidelity for each distribution. In the event that the Employer desires to accelerate a Participant's distribution due to its amount pursuant to the Regulations promulgated under Code Section 409A, the Employer understands and agrees that Fidelity will only make such distributions as a result of an event resulting in a separation from service and that the Employer will give Fidelity notice, in the manner requested by Fidelity, at least 6 days prior to processing date desired for such a distribution. The Employer understands and agrees that it must supply all information Fidelity determines necessary to process any given distribution before processing will begin.

4.   Fidelity shall disburse monies directly to Participants or, in the case of a deceased Participant, to the designated beneficiary or beneficiaries, for the payment of benefits under the Plan in amounts as the Administrator directs. Distributions for benefit payments will be processed once a month on the day of the month specified within, and in accordance with the terms, of the Plan. Fidelity shall not be responsible for the calculation, withholding or reporting of any PICA, FUTA, Social Security, Medicare, State unemployment, or local income taxes with respect to Plan distributions. Fidelity shall be responsible for any Federal or State income tax reporting or withholding with respect to such Plan distributions to Participants and beneficiaries receiving such payments. Withholding will always be based upon the data received by Fidelity and is final and irreversible when the distribution has been processed. The Federal withholding amount shall be determined by:

x Using the current year Federal withholding tables and Form W-4 elections provided to Fidelity in the manner requested by Fidelity.

 Using the currently applicable flat rate for supplemental wages (Employer considers distributions supplemental wages as described in IRS publications).

Plan Number: 44240                                                                                                ECM NQ 2007 SA

(07/2007)                                                                 Page 16                                                   11/10/2008
© 2007 Fidelity Management & Research Company

    □        Aggregate Supplemental Wage Balance (Option 1)

    For each employee, the Employer shall provide to Fidelity the data value known as "Aggregate Supplemental Wage Balance" (ASWB) representing the sum of all supplemental wage payments made to the employee directly by the Employer, or a member of the Employer's control group, or made by an agent acting on behalf of the Employer, or a member of the Employer's control group during a given calendar year. This information will be delivered no more frequently than daily and will contain data that has changed since the last reporting, in other words a ''Changes Only" file.

    Fidelity shall rely upon and use the most recently received ASWB reasonably available prior to the calculation of taxes, for purposes of determining when the aggregate amount of supplemental wage payments made to an employee crosses the SI million threshold, thereby triggering mandatory withholding at the applicable flat supplemental rate (35% for 2007).

    Until such time that the Employer is able to provide this data in the manner prescribed by Fidelity, the Employer hereby acknowledges and understands that Fidelity shall utilize the data value for each employee known as "Fidelity Supplemental Wage Balance" (FSWB) representing the sum of all supplemental wage payments disbursed by Fidelity's defined contribution systems as an agent of the Employer, to the employee during a given calendar year. Fidelity shall rely upon the FSWB to determine when an employee crosses the $1 million threshold based on the aggregate amount of supplemental wage payments processed by Fidelity, thereby triggering mandatory withholding at the applicable flat supplemental rate (35% for 2007).

x   Fidelity Supplemental Wage Balance (Option 2)

    Fidelity is directed to utilize the data value for each employee known as the FSWB representing the sum of all supplemental wage payments disbursed by Fidelity's defined contribution systems, as an agent of the Employer, to the employee during a given calendar year. Fidelity shall rely upon the FSWB to determine when an employee crosses the SI million threshold based on the aggregate amount of supplemental wage payments processed by Fidelity, thereby triggering mandatory withholding at the applicable flat supplemental rate (35% for 2007).

    The Employer represents and warrants that the FSWB contains all supplemental wage payments made to the individual by or on behalf of the Employer or a member of the Employer's control group in that calendar year.

□        No Aggregation (Option 3)

    The Employer hereby certifies and warrants that the sum of supplemental wage payments made to Plan Participants will not exceed $ I million during the calendar year or that the Employer and the Employer's control group will only make supplemental wage payments to Plan Participants through the Plan. Fidelity is directed not to establish a method of aggregating supplemental wages.

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

(07/2007)                                                                 Page 17                                                          11/10/2008
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Management & Research Company

    The State withholding amount shall be determined through Fidelity's automated system based upon withholding procedures for wages paid to residents of the state supplied by the Employer in the address of the Plan Participant or Beneficiary receiving the distribution. No State withholding shall be done for any State other than the State of the residence of the Plan Participant or Beneficiary receiving the distribution. The Employer is required to provide Fidelity with tax basis information for Plan accruals for which Pennsylvania (or any other state due to a change in that state's law) state income tax was paid upon accrual of the amount in the manner requested by Fidelity.

    Form W-4 withholding allowance information is required for all withholding done based upon withholding tables. If the Employer fails to supply the needed W-4 information, the distribution will be processed using a marital status of single and zero withholding allowances.

5. The following direction applies only to sources listed on the Accounting Appendix as not subject to Code Section 409A (Grandfathered Distribution Provisions):

       Title: Grandfathered Provision - Inservice Distribution with a Haircut
       Description: The Plan Sponsor will provide written direction to Fidelity in the event an Inservice Distribution with a haircut from the plan is required. The written direction will need to include the following information:
       -Participant Name
       -Participant SSN
       -Distribution Reason
       -Total Withdrawal Amount-Timing of Distribution

       Title: Grandfathered Provisions - Change in Control
       Description: The Plan Sponsor will provide written direction to Fidelity in the event a Change in Control occurs and distributions from the plan are required. The written direction will need to include the following information:
       -Participant Name
       -Participant SSN
       -Total Withdrawal Amount-Timing of Distribution
       -List of Sources and amounts to be withdrawn from
       -Additional pertinent information necessary to process the withdrawal

Plan Number: 44240                                                                                                      ECM NQ 2007 SA

(07/2007)                                                                  Page 18                                                           11/10/2008
© 2007 Fidelity
Management & Research Company

CONTRIBUTION PROCESSING APPENDIX

Fidelity shall provide contribution processing services pursuant to Article 1 as outlined in this Appendix and subject to the terms and conditions contained herein.

1.   The Employer shall be responsible for calculating and effecting Participant and Employer contributions to the Plan and transmitting such contributions and associated contribution data to Fidelity. The Employer is responsible for providing source and class year identifying information when transferring contribution information. If the Employer desires to use a Participant's interest in the Plan to pay that Participant's employment taxes due on vested accruals under the Plan, the Employer shall accomplish such payments by reducing contributions to the Trust and shall be solely responsible for all tax reporting consequences of that reduction. The Employer shall also be solely responsible for monitoring and implementing any cessation of contributions to the Trust (and accruals under the Plan) due to the funding level of a defined benefit plan as required by federal law or 1RS guidance.

2.   Contribution data shall be received by Fidelity via Plan Sponsor Webstation ("PSW"), or other medium permitted by Fidelity, in the manner specified in the Accounting Appendix. The Employer's computer system must meet certain minimum specifications to enable this service.

3.   Following the receipt of contribution data in good order (as determined by Fidelity), the Employer shall either initiate a wire transfer or allow Fidelity, through any of its affiliates, to request an electronic funds transfer through Automated Clearing House ("'ACH") to fund the contribution amount. Contributions received in good order will be credited to Participants' accounts on the day they are received, if received prior to the close of the Business Day. Before the Employer may fund through ACH, the Employer must have completed a valid Service Setup Form.

4.   Notwithstanding section 3 contained herein, Fidelity reserves the right to require the Employer to wire transfer any contribution. Unsolicited or improperly formatted transfers will not be invested until properly identified and reconciled.

5.   In the event that Fidelity, or any of its affiliates, provides tools or services to assist the Employer with the calculation of the Matching Employer and/or Employer Contributions, Fidelity does not represent, warrant, guarantee or certify that such calculations are accurate. The Employer agrees that Fidelity has no responsibility for any such calculations.

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

(07/2007)                                                                 Page 19                                                          11/!0/2008
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Management & Research Company

ACCOUNTING APPENDIX

The following table identifies the sources which will be utilized for this plan.

Source Number	Type of Compensation (Type of Contribution)	FPRS Source Name	Class-Year Accounting Y/N	Type of money (ER/EE)	Subject to 409A Y/N	Frozen Y/N*
1	Base, Commissions, and Bonus Compensation	EMPLOYEE DEFERRAL (LUMP)	No	EE	No	Yes
2	Base, Commissions, and Bonus Compensation	EMPLOYEE DEFERRAL (INST)	No	EE	No	Yes
3	Matching Contributions	POST AJCA ER MATCH (LUMP)	No	ER	Yes	No
4	Matching Contributions	POST AJCA ER MATCH (INST)	No	ER	Yes	No
5	Base, Commissions, and Bonus Compensation	POST AJCA EE DEF (LUMP)	No	EE	Yes	No
6	Base, Commissions, and Bonus Compensation	POST AJCA EE DEF (INST)	No	EE	Yes	No

* Frozen - No further contributions are permitted.

Enrollment Window details:

Window Start Date	Window End Date	Sources involved	Participant Groups Eligible	Effective Calendar Year
			Employees	Next Year
			Employees	Current

(Please Note: Windows cannot overlap between a plan enrollment window and an enrollment window for newly eligible employees,)

Plan Number: 44240                                   ECM NQ 2007 SA

(07/2007)                 Page 20                                      11/!0/2008

© 2007 Fidelity
Management & Research Company

MISCELLANEOUS APPENDIX

The following provision(s) of this Appendix shall supersede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein:

Title: Enrollment and Education Services Appendix
Description: Notwithstanding anything to the contrary in the Enrollment and Education Services Appendix, section 2(b), Fidelity will not track specific contribution years.

Plan Number: 44240                                                                                                     ECM NQ 2007 SA

(07/2007)                                                                 Page 21                                                           11/10/2008
© 2007 Fidelity Management & Research Company

The CORPORATE plan for Retirement SM
EXECUTIVE PLAN

Adoption Agreement

IMPORTANT NOTE

This document has not been approved by the Department of Labor, the Internal Revenue Service or any other governmental entity. An Employer must determine whether the plan is subject to the Federal securities laws and the securities laws of the various states. An Employer may not rely on this document to ensure any particular tax consequences or to ensure that the Plan is "unfunded and maintained primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees" under the Employee Retirement Income Security Act with respect to the Employer's particular situation. Fidelity Management Trust Company, its affiliates and employees cannot and do not provide legal or tax advice or opinions in connection with this document. This document does not constitute legal or tax advice or opinions and is not intended or written to be used, and it cannot be used by any taxpayer, for the purposes of avoiding penalties that may be imposed on the taxpayer. This document must be reviewed by the Employer's attorney prior to adoption.

Plan Number: 44240                                           ECM NQ 2007 AA

07/2007)                                                                                                                                          11/10/2008

© 2007 Fidelity
Management & Research Company

ADOPTION AGREEMENT
ARTICLE 1

1-01     PLAN INFORMATION

(a)       Name of Plan:
    This is the Supertex. Inc. Deferred Compensation Plan (the "Plan").

(b)        Plan Status (Check one.):

    (1)       Adoption Agreement effective date: 12/01/2008.

    (2)       The Adoption Agreement effective date is (Check (A) or check and complete (B)):

       (A)           A new Plan effective date ___.

       (B)     X      An amendment and restatement of the Plan.

(c)        Name of Administrator, if not the Employer:

          _____________________________________________

1.02    EMPLOYER

(a)       Employer Name:       Supertex, Inc.

(b)       The term "Employer" includes the following Related Employees (as defined in Section 2.01(a)(25)) participating in the Plan:

    _______________________________________

    _______________________________________

Plan Number: 442-10	ECM NQ 2007 AA
(07/2007) 11/10/2008

Page l

© 2007 Fidelity
Management & Research Company

1.03    COVERAGE

(Check (a) and/or (b).)

(a)      X  The following Employees are eligible to participate in the Plan (Check (1) or (2)):

    (1)   X   Only those Employees designated in writing by the Employer, which writing is hereby incorporated herein.

    (2)      Only those Employees in the eligible class described below:

(b)        The following Directors are eligible to participate in the Plan (Check (I) or (2)):

    (1)    Only those Directors designated in writing by the Employer, which writing is hereby incorporated herein.
    (2)    All Directors, effective as of the later of the date in 1.01(b) or the date the Director becomes a Director.

    (Note: A designation in Section 1.03(a)(1) or Section 1.03(b)(1) or a description in Section 1.03(a)(2) must include the effective date of such participation.)

1.04    COMPENSATION

(If Section 1.03(a) is selected, select (a) or (b).  If Section 1.03(b) is selected, complete (c)) For purposes of determining all contributions under the Plan:

(a)        Compensation shall be as defined, with respect to Employees, in the __________________ Plan maintained by the Employer:

    (1)     to the extent it is in excess of the limit imposed under Code section 401(a)(17).

    (2)      notwithstanding the limit imposed under Code section 401(a)(17).

(b)      X   Compensation shall be as defined in Section 2.01(a)(9) with respect to Employees (Check (1), and/or (2) below, if  and as, appropriate):

    (1)   X  but excluding the following:

      The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee's taxable income.

Plan Number: 44240                                                                                                                 ECM NQ 2007 AA

(07/2007)                                                                                                                                      11/10/2008

© 2007 Fidelity
Management & Research Company

    (2)        but excluding bonuses, except those bonuses listed in the table in Section 1.05(a)(2).

(c)        Compensation shall be as defined in Section 2.01(a)(9)(c) with respect to Directors, but excluding the following:

_____________________________________________________

1.05    CONTRIBUTIONS ON BEHALF OF EMPLOYEES

(a)        Deferral Contributions (Complete all that apply):

    (1) X      Deferral Contributions. Subject to any minimum or maximum deferral amount provided below, the Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year).

Deferral Contributions Type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max
Commissions			0	60
Base Compensation			0	60

    (Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

    (2) X       Deferral Contributions with respect to Bonus Compensation only. The Employer requires Participants to enter into a special salary reduction agreement to make Deferral Contributions with respect to one or more Bonuses, subject to minimum and maximum deferral limitations, as provided in the table below.

Deferral Contributions Type of Bonus	Treated As		Dollar Amount		% Amount
	Performance Based	Non-Performance Based	Min	Max	Min	Max
Bonus Compensation		Yes			0	60

    (Note: With respect to each type of Bonus, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages. In the event a bonus identified as a Performance-based Bonus above does not constitute a Performance-based Bonus with respect to any Participant, such Bonus will be treated as a Non-Performance-based Bonus with respect to such Participant.)

Plan Number: 44240 (07/2007)
ECM NQ 2007 AA 11/10/2008

© 2007 Fidelity
Management & Research Company

 (b)        Matching Contributions (Choose (1) or (2) below, and (3) below, as applicable):

    (1)  X    The Employer shall make a Matching Contribution on behalf of each Employee Participant in an amount described below:

       (A)    _% of the Employee Participant's Deferral Contributions for the calendar year.
       (B)  X  The amount, if any, declared by the Employer in writing, which writing is hereby incorporated herein.

       (C)  Other:     __________:_________________________

    (2)      Matching Contribution Offset. For each Employee Participant who has made elective contributions  (as  defined   in  26  CFR  section   l.40l(k)-6  ("QP Deferrals")) of the maximum permitted under Code section 402(g), or the maximum permitted under the terms of the ___________________Plan (the "QP"), to the QP, the Employer shall make a Matching Contribution in an amount equal to (A) minus (B) below:

       (A)        The matching contributions (as defined in 26 CFR section 1.40l(m)-l(a)(2) ("QP Match")) that the Employee Participant would have received under the QP on the sum of the Deferral Contributions and the Participant's QP Deferrals, determined as though—

          •    No limits otherwise imposed by the tax law applied to such QP match; and
          •    The Employee Participant's Deferral Contributions had been made to the QP.

       (B)  The QP Match actually made to such Employee Participant under the QP for the applicable calendar year.

    Provided, however, that the Matching Contributions made on behalf of any Employee Participant pursuant to this Section 1.05(b)(2) shall be limited as provided in Section 4.02 hereof.

    (3)         Matching Contribution Limits (Check the appropriate box (es)):

       (A)       Deferral Contributions in excess of_% of the Employee Participant's Compensation for the calendar year shall not be considered for Matching Contributions.

Plan Number: 44240                                                                                                       ECM NQ 2007 AA

(07/2007)                                                                                                                                          11/10/2008

© 2007 Fidelity
Management & Research Company

       (B)        Matching Contributions for each Employee Participant for each calendar year shall be limited to $_____.

(c)        Employer Contributions

    (1)     Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Employee Participant in an amount determined as described below:

       _____________________________________________________________

       _____________________________________________________________

    (2)        Discretionary Employer Contributions. The Employer may make Employer Contributions to the accounts of Employee Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time in a writing, which is hereby incorporated herein.

1.06    CONTRIBUTIONS ON BEHALF OF DIRECTORS

(a)  Director Deferral Contributions

    The Employer shall make a Deferral Contribution in accordance with, and subject to, Section 4.01 on behalf of each Director Participant who has an executed deferral agreement in effect with the Employer for the applicable calendar year (or portion of the applicable calendar year), which deferral agreement shall be subject to any minimum and/or maximum deferral amounts provided in the table below.

Deferral Contributions type of Compensation	Dollar Amount		% Amount
	Min	Max	Min	Max

    (Note: With respect to each type of Compensation, list the minimum and maximum dollar amounts or percentages as whole dollar amounts or whole number percentages.)

(b)   Matching and Employer Contributions:

    (1)  Matching Contributions. The Employer shall make a Matching Contribution on behalf of each Director Participant in an amount determined as described below:

             ___________________________________________________

             ___________________________________________________

Plan Number: 44240 (07/2007)                           ECM NO 2007 AA 11/10/2008

© 2007 Fidelity
Management & Research Company

    (2)        Fixed Employer Contributions. The Employer shall make an Employer Contribution on behalf of each Director Participant in an amount determined as described below:

    (3)      Discretionary Employer Contributions. The Employer may make Employer
Contributions to the accounts of Director Participants in any amount (which amount may be zero), as determined by the Employer in its sole discretion from time to time, in a writing, which is hereby incorporated herein.

1.07    DISTRIBUTIONS

The form and timing of distributions from the Participant's vested Account shall be made consistent with the elections in this Section 1.07.

(a) (1) Distribution options to be provided to Participants

	(A) Specified Dale	(B) Specified Age	(C) Separation from Service	(D) Earlier of Separation or Age	(E) Earlier of Separation or Specified Date	(F) Disability	(0) Change in Control	(H) Death
Deferral Contributions	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum	 Lump Sum  Installments
Matching Contributions	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum	 Lump Sum  Installments
Employee Contributions	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum  Installments	 Lump Sum	 Lump Sum  Installments

(Note: If the Employer elects (F), (G), or (H) above, the Employer must also elect (A), (B), (C), (D), or (E) above, and the Participant must also elect (A), (B), (C), (D), or (E) above. In the event the Employer elects only a single payment trigger and/or payment method above, then such single payment trigger and/or payment method shall automatically apply to the Participant. If the employer elects to provide for payment upon a specified date or age, and the employer applies a vesting schedule to amounts that may be subject to such payment triggers), the employer must apply a minimum deferral period, the number of years of which must be greater than the number of years required for 100% vesting in any such amounts. If the employer elects to provide for payment upon disability and/or death, and the employer applies avesting schedule to amounts that may be subject to such payment trigger, the employer must also elect to apply 100% vesting in any such amounts upon disability and/or death.)

Plan Number: 44240 (07/2007)                   ECM NQ 2007 AA 11/10/2008

© 2007 Fidelity
Management & Research Company

(2)  A Participant incurs a Disability when the Participant (Check at least one if Section 1.07(a)(1)(F) or if Section 1.08(e)(3) is elected):

       (A)              is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

       (B)              is by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer.

       (C)             is determined to be totally disabled by the Social Security Administration or the Railroad Retirement Board.

       (D)        is determined to be disabled pursuant to the following disability insurance program: ____ the definition of disability under which complies with the requirements in regulations under Code section 409A.

          (Note: If more than one box above is checked, then the Participant will have a Disability if he satisfies at least one of the descriptions corresponding to one of such checked boxes.)

    (3)     X       Regardless of any payment trigger and, as applicable, payment method, to which the Participant would otherwise be subject pursuant to (1) above, the first to occur of the following Plan-level payment triggers will cause payment to the Participant commencing pursuant to Section 1.07(c)(1) below in a lump sum, provided such Plan-level payment trigger occurs prior to the payment trigger to which the Participant would otherwise be subject.

Payment Trigger

       (A)             Separation from Service prior  to:
       _____________________________________

       (B)                Separation from Service

       (C)                Death

       (D)                Change in Control

Plan Number: 44240                                                                                                 ECM NQ 2007 AA

(07/2007)                                                                                                                 11/10/2008

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 © 2007 Fidelity
Management & Research Company

(b)      Distribution Election Change
    A    Participant
    (1)              shall

    (2)   X           shall not

    be permitted to modify a scheduled distribution election in accordance with Section 8.0 l(b) hereof.

(c)      Commencement of Distributions

    (1)   Each lump sum distribution and the first distribution in a series of installment payments (if applicable) shall commence as elected in (A), (B) or (C) below:

       (A) X   Monthly on the I5'h day of the month which day next follows the applicable triggering event described in 1.07(a).

       (B)    Quarterly on the ________ day of the following months ______________  , ________ , ________      or   _________
             (list one month in each calendar quarter) which day next follows the applicable triggering event described in 1.07(a).

       (C)   Annually on the________   day of _________   (month) which day next follows the applicable triggering event described in 1 ..07(a).

       (Note: Notwithstanding the above: a six-month delay shall be imposed with respect to certain distributions to Specified Employees; a Participant who chooses payment on a Specified Date will choose a month, year or quarter (as applicable) only, and payment will be  made on the applicable date elected in (A), (B) or (C) above that falls within such month, year or quarter elected by the Participant.)

    (2)    The commencement of distributions pursuant to the events elected in Section 1 .07(a) (l) and Section 1.07(a) (3) shall be modified by application of the following:

       (A)    Separation from Service Event Delay - Separation from Service will be treated as not having occurred for 6 months after the date of such event.

       (B)    Plan Level Delay - all distribution events (other than those based on Specified Date or Specified Age) will be treated as not having occurred for ___ days (insert number of days but not more than 30).

Plan Number: 44240 (07/2007)                     ECM NQ 2007 AA 11/10/2008

© 2007 Fidelity
Management  & Research Company

(d)      Installment Frequency and Duration

    If installments are available under the Plan pursuant to Section 1.07 (a), a Participant shall be permitted to elect that the installments will be paid (Complete 1 and 2 below):

    (1)         at the following intervals:

       (A)         Monthly commencing on the day elected in Section 1.07(c) (1).

       (B)        Quarterly commencing on the day elected in Section 1.07(c) (1) (with payments made at three-month intervals thereafter).

       (C) X       Annually commencing on the day elected in Section 1.07(c) (1).

    (2)   over the following term(s) (Complete either (A) or (B)):

       (A) X   Any term of whole years between 2 (minimum of 1) and 10
            (maximum of 30).

       (B)     Any of the whole years terms selected below.
 1	 2	 3	 4	 5	 6
 7	 8	 9	 10	 11	 12
 13	 14	 15	 16	 17	 18
 19	 20	 21	 22	 23	 24
 25	26	 27	 28	 29	 30

       (Note: Only elect a term of one year if Section 1.07(d)(l)(A) and/or Section 1.07(d)(l)(B) is elected above.)

(e)      Conversion to Lump Sum

       Notwithstanding anything herein to the contrary , if the Participant's vested Account at the time such Account becomes payable to him hereunder does not exceed $ __ distribution of the Participant's vested Account shall automatically  be  made in the form of a single lump sum at the time prescribed in Section 1.07( c )(1).

(f)     Distribution Rules Applicable to Pre-effective Date Accruals

               Benefits accrued under the Plan (subject to Code section 409A) prior to the date in Section 1.01(b)(l) above are subject to distribution rules not described in Section 1 .07(a) through (e), and such rules are described in Attachment A Re: PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES.

Plan Number: 44240 (07/2007)                           ECM NQ 2007 AA 11/10/2008

 © 2007 Fidelity
Management & Research Company

1.08   VESTING SCHEDULE

(a)        (1)       The Participant's vested percentage in Matching Contributions elected in Section 1.05(b) shall be based upon the following schedule and unless Section 1.08(a)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).

Years of Service	Vesting %

0	100

    (2)        Vesting shall be based on the class year method as described in Section 7.03(c).

(b)      (1)          The Participant's vested percentage in Employer Contributions elected in Section 1.05(c) shall be based upon the following schedule and unless Section l.08 (b)(2) is checked below will be based on the elapsed time method as described in Section 7.03(b).

    (2)         Vesting shall be based on the class year method as described in Section 7.03(c).

(c)        Years of Service shall exclude (Check one):

    (1)   for new plans, service prior to the Effective Date as defined in Section

    (2)  for existing plans converting from another plan document, service prior to the original Effective Date as defined in Section 1 .01(b)(2)(B).

    (Note: Do not elect to apply this Section l.08 (c) if vesting is based only on the class year method.)

(d)             Notwithstanding anything to the contrary herein, a Participant will forfeit his Matching
Contributions and Employer Contributions (regardless of whether vested) upon the occurrence of the following event(s):
    ___________________________________________________________________________
    ___________________________________________________________________________

    (Note: Contributions with respect to Directors, which are 100% vested at all times, are subject to the rule in this subsection (d).)

(e)       A Participant will be 100% vested in his Matching Contributions and Employer Contributions upon (Check the appropriate box(es)):

    (1)   Retirement eligibility is the date the Participant attains age 0 and completes 0 Years of Service, as defined in Section 7.03(b).

    (2)   Death.

Plan Number: 44240                                                                                                       ECM NQ 2007 AA
(07/2007)                                                                                                                                       11/10/2008

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    (3)    The date on which the Participant becomes disabled, as determined under Section 1.07(a) (2).

    (Note: Participants will automatically vest upon Change in Control if Section 1.07(a) (l) (G) is elected.)

(f)        Years of Service in Section 1.08 (a)(l) and Section 1.08 (b)(l) shall include service with the following employers:

    ______________________________________________________________________________

    ______________________________________________________________________________

1.09   INVESTMENT DECISIONS

    A Participant's Account shall be treated as invested in the Permissible Investments as directed by the Participant unless otherwise provided below:

    ____________________________________________________________________________

    _____________________________________________________________________________

1.10   ADDITIONAL PROVISIONS

    The Employer may elect Option below and complete the Superseding Provisions Addendum to describe overriding provisions that are not otherwise reflected in this Adoption Agreement.

    X   The Employer has completed the Superseding Provisions Addendum to reflect the provisions of the Plan that supersede provisions of this Adoption Agreement and/or the Basic Plan Document.

Plan Number: 44240                                                                                                    ECM NQ 2007 AA
(07/2007)                                                                                                                                     11/10/2008

© 2007 Fidelity
Management & Research Company

EXECUTION PAGE
(Fidelity's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this  10th   day of   November, 2008.

                         Employer __________________________

                         By ________________________________

                         Title________________________________

Plan Number: 44240                                                                                                              ECM NQ 2007 AA
(07/2007)                                                                                                                                             11/10/2008

© 2007 Fidelity
Management & Research Company

EXECUTION PAGE
(Employer's Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this       10th   day of     November, 2008

                                  Employer      ________________________________

                                  By   __________________________

                                  Title    _____________________________________

Plan Number: 44240                                                                                                        ECM NQ 2007 AA
(07/2007)                                                                                                                                                                    11/10/2008

© 2007 Fidelity
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AMENDMENT EXECUTION PAGE (Fidelity's Copy)

Plan Name:   Supertex, Inc. Deferred Compensation Plan (the "Plan")

Employer:      Supertex, Inc._______________________

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:      ___________________

By:                 ____________________

Title:                 ____________________

Date:                 ____________________

Plan Number: 44240 (07/2007)                  ECM NQ 2007 AA 11/10/2008

© 2007 Fidelity
Management & Research Company

AMENDMENT EXECUTION PAGE (Employer's Copy)

Plan Name:        Supertex, Inc. Deferred Compensation Plan (the “Plan”)
Employer:          Supertex, Inc.

(Note: These execution pages are to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to these execution pages.)

Section Amended	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on the date below.

Employer:

By:

Title:

Date:

Plan Number: 44240 (07/2007)                     ECM NQ 2007 AA 11/10/2008

© 2007 Fidelity
Management & Research Company

ATTACHMENT A
Re:   PRE EFFECTIVE DATE ACCRUAL DISTRIBUTION RULES

Plan Name:        Supertax, Inc. Deferred Compensation Plan (the "Plan")___________

Plan Number: 44240                                                                                                       ECM NQ 2007 AA
(07/2007)                                 11/10/2008

© 2007 Fidelity
Management & Research Company

ATTACHMENT B

Re: SUPERSEDING PROVISIONS for

Plan Name:        Supertex, Inc. Deferred Compensation Plan (the "Plan")

(a) Superseding Provision(s) - The following provisions supersede other provisions of this Adoption Agreement and/or the Basic Plan Document as described below:

1.     Notwithstanding Section 1.07(d) and Article 8, with respect to post-2004 deferrals that are subject to Code section 409A, if a Participant elects to receive payment of his deferrals for one or more Plan years in the form of installments, the same number of installments must be elected for each Plan year. Except as otherwise provided in Paragraph 2(d) of this Attachment B (with respect to the 2005 through 2008 Plan years), any attempt by a Participant to elect a different number of installments for a subsequent Plan year will be disregarded and the number of installments previously elected will continue to apply. By way of example, if a Participant had previously elected to receive distribution of his 2009 deferrals in the form of five annual installments and attempts to elect to receive his 2010 deferrals in three annual installments, then notwithstanding such election, his 2010 deferrals will also be paid in five annual installments.

2.      Notwithstanding Section l.07(b)(2) and Article 8, in accordance with the Code section 409A transition relief provided under Section 3.02 of Internal Revenue Service Notice 2007-86, a Participant may make a one-time election after the Adoption Agreement effective date and no later than December 31, 2008 to change the form (but not the timing) of distributions of benefits accrued under the Plan during the 2005 through 2008 Plan years that are subject to Code section 409A. Such election shall not be subject to Section 8.0 l(b) of the Plan, but shall be subject to the following restrictions and limitations:

(a) Such election may apply only to amounts that would not otherwise be payable in 2008 and may not cause an amount to be paid in 2008 that would not otherwise be payable in 2008.

(b)   A Participant may elect to change the form of payment from a lump sum to installments, or from installments to a lump sum, but only if such change applies evenly to all benefits accrued prior to January 1, 2009 that are subject to Code section 409A. By way of example, if a Participant had previously elected to receive distribution in the form of a lump sum for his 2005, 2006 and 2007 deferrals and installments for his and 2008 deferrals, he may elect to change his 2007 deferrals from a lump sum to installments only if he also changes his 2005 and 2006 deferrals to installments.

(c)    A Participant may elect to change the number of annual installments for all years between 2005 through 2008, inclusive, for which he elected installments without changing or affecting his previous lump sum elections. By way of example, if a Participant had previously elected to receive distribution in the form of a lump sum for his 2005 and 2006 deferrals and five annual installments for his 2007 and 2008 installments, the Participant may elect to change the number of installment for his 2007 and 2008 deferrals from five to three and not have to change his 2005 and 2006 deferrals from lump sum to installments.

Plan Number: 44240                                                                                                          ECM NQ 2007 AA

(07/2007)                                                                                                                                                                  11/10/2008

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(d)   If installments are elected for any year, the same number of installments must be elected for all years for which installments are payable. If a different number of installments was previously elected for one or more years and the Participant fails to elect a uniform number of installments by December 31, 2008, the number of installments that will apply shall be the last number elected by the Participant. By way of example, if a Participant had previously elected to receive distribution in the form of a lump sum for his 2005 deferrals, five annual installments for his 2006 deferral, three annual installments for his 2007 deferrals and 10 annual installments for his 2008 deferrals, the Partic    ipant must elect no later than December 31, 2008 to change the number of installments for his 2006 through 2008 deferrals to a uniform number (which may be any number between two and 10). If no election is made, the number of installments that would apply in this example would be 10, because that was the last number elected by the Participant. Accordingly, for this Participant, his 2005 deferral would continue to be paid in the form of a lump sum, but his 2006 through 2008 deferrals would be paid in 10 annual installments (as would all future deferrals for which the form of payment elected is installments).

3.
If the Participant dies before an elected payment date, the participant shall be considered to have Separated from Service and the Participant's benefit will be paid to the participant's Beneficiary commencing pursuant to Section 1.07(c)(l) in the same form as it would have been paid to the Participant pursuant to Article 8.

Plan Number: 44240                                                                                                           ECM NQ 2007 AA
(07/2007)                                                                                                                                          11/10/2008

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TRUST AGREEMENT
Between

Supertex, Inc
And
FIDELITY MANAGEMENT TRUST COMPANY

Supertex, Inc. Deferred Compensation Plan Trust

Dated as of December 1, 2008

Plan Number:44240                                                                                         ECM NQ 2007 TA
    (07/2007)                                                                                                      11/10/2008

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TABLE OF CONTENTS

Section                                     Page

1   Definitions..........................................................................................................................................1

2  Trust.....................................................................................................................................................3
    (a) Establishment
    (b) Grantor Trust
    (c) Trust Assets
    (d) Non-Assignment

3   Payments to Sponsor...........................................................................................................................3

4  Disbursement.........................................................................................................................................4
    (a) Directions from Sponsor
    (b) Limitations

5   Investment of Trust..............................................................................................................................4
    (a) Selection of Investment Options
    (b) Available Investment Options
    (c) Investment Directions
    (d) Funding Mechanism
    (e) Mutual Funds
    (f) Trustee Powers

6  Recordkeeping and Administrative Services to Be Performed.. ........................................................7
    (a) Accounts
    (b) Inspection and Audit
    (c) Notice of Plan Amendment
    (d) Returns, Reports and Information

7   Compensation and Expenses. ...............................................................................................................8

8  Directions and Indemnification. ...........................................................................................................8
    (a) Directions from Sponsor
    (b) Directions from Participants
    (c) Indemnification
    (d) Survival

9   Resignation or Removal of Trustee , .....................................................................................................9
    (a) Resignation and Removal
    (b) Termination
    (c) Notice Period
    (d) Transition Assistance
    (e) Failure to Appoint Successor

Plan Number: 44240                                                                                                      ECM NQ 2007 TA
(07/2007)                                                                                                           11/10/2008

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TABLE OF CONTENTS
(Continued)

Section                                                                                                                    Page

10  Successor Trustee.............................................................................................................................. 10
    (a) Appointment
    (b) Acceptance
    (c) Corporate Action

    (a) Performance by Trustee, its Agent or Affiliates
    (b) Entire Agreement
    (c) Waiver
    (d) Successors and Assigns
    (e) Partial Invalidity
    (f) Section Headings

    (a) Massachusetts Law Controls
    (b) Trust Agreement Controls

Plan Number: 44240                                                                                        ECM NQ 2007 TA
    (07/2007)                                                                                                          11/10/2008

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TRUST AGREEMENT, dated as of the 1st day of December 2008, between Supertex, Inc., a California entity, having an office at 1235 Bordeaux Drive, Sunnyvale, CA 94089 (the "Sponsor"), and  FIDELITY  MANAGEMENT  TRUST COMPANY, a Massachusetts trust company, having an office at 82 Devonshire Street, Boston, Massachusetts 02109 (the "Trustee").

WITNESSETH:

    WHEREAS, the Sponsor  is the sponsor of the Plan; and

    WHEREAS, the Sponsor wishes to restate, in its entirety, by entering into this Agreement, the irrevocable trust originally established on January 1, 1996. with regard to the Plan effective on the date the assets of which are transferred to the Trustee, and to contribute to the Trust assets that shall be held therein, subject to the claims of Sponsor's creditors in the event of Sponsor's Insolvency, as herein defined, until paid to Participants and their beneficiaries in such manner and at such times as specified in the Plan;

WHEREAS, it is the intention of the parties that the Trust shall not affect the status of the Plan as an unfunded plan maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title 1 of the Employee Retirement Income Security Act of 1974 ("ERISA");

WHEREAS, it is the intention of the Sponsor to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plan; and

WHEREAS, the Trustee is willing to hold and invest the aforesaid assets in trust among several investment options selected by the Sponsor.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements set forth below, the Sponsor and the Trustee agree as follows:

Section 1. Definitions. The following terms as used in this Trust Agreement have the meanings indicated unless the context clearly requires otherwise:

(a)      "Agreement" shall mean this Trust Agreement, as the same may be amended and in effect from time to time.

(b)     "Business Day" shall mean any day on which the New York Stock Exchange (NYSE) is open.

(c)     "Code" shall mean the Internal Revenue Code of 1986, as it has been or may be amended from time to time.

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(d)	"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it has been or may be amended from time to time,
(e)	"Fidelity Mutual Fund" shall mean any investment company advised by Fidelity Management & Research Company or any of its affiliates.
(f)	"Insolvency" shall mean that the Sponsor is or has become insolvent as defined in Section 13(a).
(g)	"Mutual Fund" shall refer both to Fidelity Mutual Funds and Non-Fidelity Mutual Funds.
(h)	"Non-Fidelity Mutual Fund" shall mean certain investment companies not advised by Fidelity Management & Research Company or any of its affiliates.
(i)
"Participant'" shall mean, with respect to the Plan, any individual who has accrued a benefit under the Plan, which has not yet been fully distributed and/or forfeited, and shall include the designated beneficiary(ies) with respect to the benefit of such an individual until such benefit has been fully distributed and/or forfeited.

(j)
"Permissible Investment" shall mean any of the investments specified by the Sponsor as available for investment of assets of the Trust and agreed to by the Trustee. The Permissible Investments shall be listed in the Service Agreement.

(k)	"Plan" shall mean the plan or plans described in the Service Agreement.
(l)
"Reconciliation Period" shall mean the period beginning on the date of the initial transfer of assets to the Trust and ending on the date of the completion of the reconciliation of Participant records.

(m)
"Reporting Date" shall mean the last day of each calendar quarter, the date as of which the Trustee resigns or is removed pursuant to this Agreement and the date as of which this Agreement terminates pursuant to Section 9 hereof.

(n)
"Service Agreement" shall mean the agreement between the Trustee and the Sponsor for the Trustee, through certain affiliates and related companies, to provide administrative and recordkeeping services for the Plan.

(o)
"Sponsor" shall mean Supertex, Inc., as identified in the first paragraph of this Agreement, or any successor to all or substantially all of its businesses which, by agreement, operation of law or otherwise, assumes the responsibility of the Sponsor under this Agreement.

(p)	"Trust" shall mean the Supertex, Inc. Deferred Compensation Plan Trust, being the trust restated by the Sponsor and the Trustee pursuant to the provisions of the Agreement.
(q)
"Trustee" shall mean Fidelity Management Trust Company, a Massachusetts trust company and any successor to all or substantially all of its trust business. The term Trustee shall also include any successor trustee appointed pursuant to this Agreement to the extent such successor agrees to serve as Trustee under the Agreement.

Section 2. Trust.

    (a) Establishment. The Sponsor hereby establishes the Trust with the Trustee. The Trust shall consist of an initial contribution of money or other property acceptable to the Trustee in its sole discretion, made by the Sponsor or transferred from a previous trustee, such additional sums of money as

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shall from time to time be delivered to the Trustee, all investments made therewith and proceeds thereof, and all earnings and profits thereon, less the payments that are made by the Trustee as provided herein, without distinction between principal and income. The Trustee hereby accepts the Trust on the terms and conditions set forth in this Agreement. In accepting this Trust, the Trustee shall be accountable for the assets received by it, subject to the terms and conditions of the Agreement.

    (b) Grantor Trust. The Trust is intended to be a grantor trust, of which the Sponsor is the grantor, within the meaning of subpart E, part i, subchapter J, chapter 1, subtitle A of the Code, and shall be construed accordingly.

    (c) Trust Assets. The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of the Sponsor and shall be used exclusively for the uses and purposes of Participants and general creditors as herein set forth. Participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plan and the Agreement shall be mere unsecured contractual rights of Participants and their beneficiaries against the Sponsor. Any assets held by the Trust will be subject to the claims of the Sponsor's general creditors under federal and state law in the event of Insolvency, as defined in this Agreement.

    (d) Non-Assignment. Benefit payments to Participants and their beneficiaries from the Trust may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered, or subjected to attachment, garnishment, levy, execution, or other legal or equitable process. Notwithstanding anything in this Agreement to the contrary, the Sponsor can direct the Trustee to disperse monies pursuant to a domestic relations order as defined in Code section 414(p)(1)(B) in accordance with Section 4(a).

Section 3. Payments to Sponsor, Except as provided under the Agreement, the Sponsor shall have no right to retain or divert to others any of the Trust assets before all benefit payments have been made to the Participants and their beneficiaries pursuant to the terms of the Plan. The Sponsor may direct the Trustee in writing to pay the Sponsor any amount in excess of the amount needed to pay all of the benefits accrued under the Plan as of the date of such payment.

Section 4. Disbursements.

    (a)    Directions from Sponsor.

Plan Number: 44240                                                                                        ECM NQ 2007 TA
(07/2007)                                                                                                           11/10/2008

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(i) If the Service Agreement provides that the Trustee will make distributions of Plan benefits directly to Participants and beneficiaries, the Trustee shall disburse monies to Participants and their beneficiaries for benefit payments in the amounts that the Sponsor directs from time to time in writing. The Trustee shall have no responsibility to ascertain whether the Sponsor's direction complies with the terms of the Plan or of any applicable law. The Trustee shall be responsible for federal or state income tax reporting or withholding with respect to such Plan benefits. The Trustee shall not be responsible for tax reporting or withholding of PICA (Social Security and Medicare), any federal or state unemployment, or local tax with respect to Plan distributions.

(ii) If the Service Agreement provides that the Sponsor shall be responsible for making distributions of benefits to Participants and beneficiaries, then the Trustee shall disburse monies to the Sponsor for benefit payments in the amounts that the Sponsor directs from time to time in writing. The Trustee shall have no responsibility to ascertain whether the Sponsor's direction complies with the terms of the Plan or any applicable law. The Trustee shall not be responsible for: (1) making benefit payments to Participants under the Plan; or, (2) any federal, state or local tax reporting or withholding of any kind with respect to such Plan benefits.

    (b) Limitations. The Trustee shall not be required to make any disbursement in excess of the net realizable value of the assets of the Trust at the time of the disbursement.

Section 5. Investment of Trust.

    (a) Selection of Investment Options. The Trustee shall have no responsibility for the selection of investment options under the Trust and shall not render investment advice to any person in connection with the selection of such options.

    (b) Available Investment Options. The Sponsor shall direct the Trustee as to what investment options the Trust shall be invested in (i) during the Reconciliation Period, and (ii) following the Reconciliation Period, subject to the following limitations. The Sponsor may include only Permissible Investments as described in the Service Agreement; provided, however, that the Trustee shall not be considered a fiduciary with investment discretion. The Sponsor may add or remove investment options with the consent of the Trustee and upon mutual amendment of the Service Agreement to reflect such additions.

    (c) Investment Directions, In order to provide for an accumulation of assets comparable to the contractual liabilities accruing under the Plan, the Sponsor may direct the Trustee in writing to invest the assets held in the Trust to correspond to the hypothetical investments made for Participants in accordance with their direction under the Plan.

Plan Number: 44240                                                                                         ECM NQ 2007 TA
(07/2007)                                                                                                      11/10/2008

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    (d) Funding Mechanism. The Sponsor's designation of available investment options under paragraphs (a) and (b) above, the maintenance of accounts for each Participant under the Plan and the crediting of investments to such accounts, and the exercise by Participants of any powers relating to investments under this Section 5 are solely for the purpose of providing a mechanism for measuring the obligation of the Sponsor to any particular Participant under the Plan. As further provided in the Agreement, no Participant or beneficiary will have any preferential claim to or beneficial ownership interest in any asset or investment held in the Trust, and the rights of any Participant and his or her beneficiaries under the Plan and the Agreement are solely those of an unsecured general creditor of the Sponsor with respect to the benefits of the Participant under the Plan.

    (e) Mutual Funds. The Sponsor hereby acknowledges that it has received from the Trustee a copy of the prospectus for each Mutual Fund selected by the Sponsor as a Permissible Investment. Trust investments in Mutual Funds shall be subject to the following limitations:

       (i) Execution of Purchases and Sales. Purchases and sales of Permissible Investments (other than for Exchanges) shall be made on the date on which the Trustee receives from the Sponsor in good order all information and documentation necessary to accurately effect such purchases and sales (or in the case of a purchase, the subsequent date on which the Trustee has received a wire transfer of funds necessary to make such purchase). Exchanges of Permissible Investments shall be made on the same Business Day that the Trustee receives a proper direction if received before market close (generally 4:00 p.m. eastern time); if the direction is received after market close (generally 4:00 p.m. eastern time), the exchange shall be made the following Business Day.

       (ii) Voting. At the time of mailing of notice of each annual or special stockholder's meeting of any Mutual Fund, the Trustee shall send a copy of the notice and ail proxy solicitation materials to the Sponsor, together with a voting direction form for return to the Trustee or its designee. The Trustee shall vote the shares held in the Trust in the manner as directed by the Sponsor. The Trustee shall not vote shares for which it has received no corresponding directions from the Sponsor. The Sponsor shall also have the right to direct the Trustee as to the manner in which all shareholder rights, other than the right to vote, shall be exercised. The Trustee shall have no duty to solicit directions from the Sponsor.

    (f)    Trustee Powers. The Trustee shall have the following powers and authority:

Plan Number: 44240                                                                                        ECM NQ 2007 TA
(07/2007)                                                                                                        11/10/2008

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       (i) Subject to paragraphs (b), (c) and (d) of this Section 5, to sell, exchange, convey, transfer, or otherwise dispose of any property held in the Trust, by private contract or at public auction. No person dealing with the Trustee shall be bound to see to the application of the purchase money or other property delivered to the Trustee or to inquire into the validity, expediency, or propriety of any such sale or other disposition.

       (ii) To cause any securities or other property held as part of the Trust to be registered in the Trustee's own name, in the name of one or more of its nominees, or in the Trustee's account with the Depository Trust Company of New York and to hold any investments in bearer form, but the books and records of the Trustee shall at all times show that all such investments are part of the Trust.

       (iii) To keep that portion of the Trust in cash or cash balances as the Sponsor may, from time to time, deem to be in the best interest of the Trust.

       (iv) To make, execute, acknowledge, and deliver any and all documents of transfer or conveyance and to carry out the powers herein granted.

       (v) To settle, compromise, or submit to arbitration any claims, debts, or damages due to or arising from the Trust; to commence or defend suits or legal or administrative proceedings; to represent the Trust in all suits and legal and administrative hearings; and to pay all reasonable expenses arising from any such action, from the Trust if not paid by the Sponsor.

       (vi) To employ legal, accounting, clerical, and other assistance as may be required in carrying out the provisions of this Agreement and to pay their reasonable expenses and compensation from the Trust if not paid by the Sponsor.

       (vii) To do all other acts although not specifically mentioned herein, as the Trustee may deem necessary to carry out any of the foregoing powers and the purposes of the Trust.

Notwithstanding any powers granted to the Trustee pursuant to the Agreement or to applicable law, the Trustee shall not have any power that could give the Trust the objective of carrying on a business and dividing the gains there from, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Code.

Section 6. Recordkeeping and Administrative Services to Be Performed.

Plan Number: 44240                                                                                           ECM NQ 2007 TA
(07/2007)                                                                                                             11/10/2008

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    (a) Accounts. The Trustee shall keep accurate accounts of all investments, receipts, disbursements, and other transactions hereunder, and shall report the value of the assets held in the Trust periodically and on the date on which the Trustee resigns or is removed as provided in the Agreement or is terminated as provided in the Agreement. Within thirty (30) days following each Reporting Date or within sixty (60) days in the case of a Reporting Date caused by the resignation or removal of the Trustee, or the termination of the Agreement, the Trustee shall file with the Sponsor a written account setting forth all investments, receipts, disbursements, and other transactions effected by the Trustee between the Reporting Date and the prior Reporting Date, and setting forth the value of the Trust as of the Reporting Date. Except as otherwise required under applicable law, upon the expiration of six (6) months from the date of filing such account with the Sponsor, the Trustee shall have no liability or further accountability to anyone with respect to the propriety of its acts or transactions shown in such account, except with respect to such acts or transactions as to which the Sponsor shall within such six (6) month period file with the Trustee written objections.

    (b) Inspection and Audit. All records generated by the Trustee in accordance with paragraphs (a) shall be open to inspection and audit, during the Trustee's regular business hours prior to the termination of the Agreement, by the Sponsor or any person designated by the Sponsor.

    (c) Effect of Plan Amendment. The Sponsor must deliver to the Trustee a copy of any amendment to the Plan as soon as administratively feasible following the amendment's adoption and the Sponsor must provide the Trustee on a timely basis with all additional information the Sponsor deems necessary for the Trustee to perform the its duties hereunder as well as such other information as the Trustee may reasonably request.

    (d) Returns. Reports and Information. Except as set forth in the Service Agreement, the Sponsor shall be responsible for the preparation and filing of all returns, reports, and information required of the Trust by law. The Trustee shall provide the Sponsor with such information as the Sponsor may reasonably request to make these filings. The Sponsor shall also be responsible for making any disclosures to Participants required by law.

Section 7. Compensation and Expenses. Sponsor shall pay to Trustee, within thirty (30) days of receipt of the Trustee's bill, the fees for services in accordance with the Service Agreement. All fees for services are specifically outlined in the Service Agreement and are based on any assumptions identified therein.

All expenses of the Trustee relating directly to the acquisition and disposition of investments

Plan Number: 44240                                                                                           ECM NQ 2007 TA
(07/2007)                                                                                                           11/10/2008

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constituting part of the Trust, and all taxes of any kind whatsoever that may be levied or assessed under existing or future laws upon or in respect of the Trust or the income thereof, shall be a charge against and paid from the appropriate Participants' accounts.

Section 8. Directions and indemnification.

    (a) Directions from Sponsor. Whenever the Sponsor provides a direction to the Trustee, the Trustee shall not be liable for any loss, or by reason of any breach, arising from the direction if the direction is contained in a writing (or is oral and immediately confirmed in a writing) signed by any individual whose name and signature have been submitted (and not withdrawn) in writing to the Trustee by the Sponsor in the manner described in the Service Agreement, provided the Trustee reasonably believes the signature of the individual to be genuine. Such direction may be made via electronic data transfer ("EDT") in accordance with procedures agreed to by the Sponsor and the Trustee; provided, however, that the Trustee shall be fully protected in relying on such direction as if it were a direction made in writing by the Sponsor. The Trustee shall have no responsibility to ascertain any direction's (i) accuracy, (ii) compliance with the terms of the Plan or any applicable law, or (iii) effect for tax purposes or otherwise.

    (b) Directions from Participants. The Trustee shall not be liable for any loss resulting from any Participant's exercise or non-exercise of rights under this Agreement to direct the investment of the hypothetical assets in the Participant's accounts.

    (c) Indemnification. The Sponsor shall indemnify the Trustee against, and hold the Trustee harmless from, any and all loss, damage, penalty, liability, cost, and expense, including without limitation, reasonable attorneys' fees and disbursements, that may be incurred by, imposed upon, or asserted against the Trustee by reason of any claim, regulatory proceeding, or litigation arising from any act done or omitted to be done by any individual or person with respect to the Plan or the Trust, excepting only any and all loss, etc., arising solely from the Trustee's negligence or bad faith.

    (d) Survival. The provisions of this Section 8 shall survive the termination of this Agreement.

Section 9. Resignation or Removal of Trustee.

    (a)    Resignation and Removal.

       (i) The Trustee may resign at any time in accordance with the notice provisions set forth below.

       (ii) The Sponsor may remove the Trustee at any time in accordance with the notice provisions set forth below.

Plan Number: 44240                                                                                            ECM NQ 2007 TA
(07/2007)                                                                                                             11/10/2008

© 2007 Fidelity
Management & Research Company

    (b) Termination. The Agreement may be terminated at any time by the Sponsor upon prior written notice to the Trustee in accordance with the notice provisions set forth below.

    (c) Notice Period. In the event either party desires to terminate the Agreement or any Services hereunder, the party shall provide at least sixty-(60) days prior written notice of the  termination date to the other party; provided, however, that the receiving party may agree, in writing, to a shorter notice period.

    (d) Transition Assistance. In the event of termination of the Agreement, if requested by Sponsor, the Trustee shall assist Sponsor in developing a plan for the orderly transition of the Plan data, cash and assets then constituting the Trustee and recordkeeping services provided by the Trustee hereunder to Sponsor or its designee. The Trustee shall provide such assistance for a period not extending beyond sixty (60) days from the termination date of this Agreement. The Trustee shall provide to Sponsor, or to any person designated by Sponsor, at a mutually agreeable time, one file of the Plan data prepared and maintained by the Trustee in the ordinary course of business, in the Trustee's format. The Trustee may provide other or additional transition assistance as mutually determined for additional fees, which shall be due and payable by the Sponsor prior to any termination of the Agreement.

    (e) Failure to Appoint Successor. If, by the termination date, the Sponsor has not notified the Trustee in writing as to the individual or entity to which the assets and cash are to be transferred and delivered, the Trustee may bring an appropriate action or proceeding for leave to deposit the assets and cash in a court of competent jurisdiction. The Trustee shall be reimbursed by the Sponsor for all costs and expenses of the action or proceeding including, without limitation, reasonable attorneys' fees and disbursements.

Section 10. Successor Trustee.

    (a) Appointment. If the office of Trustee becomes vacant for any reason, the Sponsor may in writing appoint a successor trustee under this Agreement. The successor trustee shall have all of the     rights, powers, privileges, obligations, duties, liabilities, and immunities granted to the Trustee under the Agreement. After a successor trustee accepts appointment, a prior trustee shall not be liable for the acts or omissions of the Trustee with respect to the Trust occurring after the time of the appointment.

    (b) Acceptance. When the successor trustee accepts its appointment under the Agreement, title to the Trust assets shall immediately vest in the Trustee without any further action on the part of the prior trustee. The prior trustee shall execute all instruments and do all acts that reasonably may be     necessary or reasonably may be requested in writing by the Sponsor or the Trustee to evidence the vesting    of title to all Trust assets in the Trustee or to deliver ail Trust assets to the Trustee.

Plan Number:44240                                                                                                   ECM NQ 2007 TA
(07/2007)                                                                                                                            11/10/2008

© 2007 Fidelity
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    (c) Corporate Action. Any successor of the Trustee, through sale or transfer of the business           or trust department of the Trustee, or through reorganization, consolidation, or merger, or any similar transaction, shall, upon consummation of the transaction, become the Trustee under this Agreement.

Section 11. Resignation. Removal, and Termination Notices. All notices of resignation, removal, or termination under this Agreement must be in writing and mailed to the party to which the notice is being given by certified or registered mail, return receipt requested, to the Sponsor at the address designated in     the Service Agreement, and to the Trustee c/o Fidelity Investments - ECM Client Services Relationship Manager, P.O. Box 770001, Cincinnati, OH 45277-0026, or to such other addresses as the parties have notified each other of in the foregoing manner.

Section 12. Duration. The Trust shall continue in effect without limit as to time, subject, however, to the provisions of the Agreement relating to amendment, modification, and termination thereof.

Section 13. Insolvency of Sponsor.

    (a) Trustee shall cease disbursement of funds for payment of benefits to Participants and their beneficiaries if the Sponsor is Insolvent. Sponsor shall be considered "Insolvent" for purposes of the Agreement if (i) Sponsor is unable to pay its debts as they become due, or (ii) Sponsor is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

    (b) All times during the continuance of the Trust, the principal and income of the Trust shall be subject to claims of general creditors of the Sponsor under federal and state law as set forth below.

       (i) The Board of Directors (or other body governing the entity under state law) and the Chief Executive Officer of the Sponsor shall have the duty to inform the Trustee in writing of the Sponsor's Insolvency. If a person claiming to be a creditor of the Sponsor alleges in writing to the Trustee that the Sponsor has become Insolvent, the Trustee shall determine whether the Sponsor is Insolvent and pending such determination, the Trustee shall discontinue disbursements for payment of benefits to Participants or their beneficiaries.

       (ii) Unless the Trustee has actual knowledge of the Sponsor's Insolvency, or has received notice from the Sponsor or a person claiming to be a creditor alleging that the Sponsor is insolvent, the Trustee shall have no duty to inquire whether the Sponsor is Insolvent. The Trustee may in all events rely on such evidence concerning the Sponsor's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Sponsor's solvency.

Plan Number:44240                                                                                            ECM NQ 2007 TA
          (07/2007)                                                                                                         11/10/2008

© 2007 Fidelity
Management & Research Company

       (iii) If at any time the Trustee has determined that the Sponsor is Insolvent, the Trustee shall discontinue disbursements for payments to Participants or their beneficiaries and shall hold the assets of the Trust for the benefit of the Sponsor's general creditors. Nothing in this Agreement shall in any way diminish any rights of Participants or their beneficiaries to pursue their rights as general creditors of the Sponsor with respect to benefits due under the Plan or otherwise.

       (iv) Trustee shall resume disbursements for the payment of benefits to Participants or their beneficiaries in accordance with this Agreement only after the Trustee has determined that the Sponsor is not Insolvent (or is no longer Insolvent).

    (c) If the Sponsor permits the employees of another member of the same controlled group           (as defined in IRC Section 414(b) or (c)) to participate in the Plan, all of the assets held by the Trust will be subject to the claims of the general creditors of both the Sponsor and all of such participating affiliates and, for purposes of Section 13(a), the Sponsor is considered Insolvent if any such affiliate meets the definition of Insolvent.

    (d) Provided that there are sufficient assets, if the Trustee discontinues the payment of        benefits from the Trust pursuant to Section 13(a) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Participants or their beneficiaries under the terms of the Plan for the period of such discontinuance, less the aggregate amount of any payments made to Participants or their beneficiaries by the Sponsor in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 14. Amendment or Modification. This Agreement may be amended or modified at any time and from time to time only by an instrument executed by both the Sponsor and the Trustee.

Section 15. Electronic Services.

    (a) The Trustee may provide communications and services ("Electronic Services") and/or software products ("Electronic Products") via electronic media, including, but not limited to Fidelity Plan Sponsor WebStation. The Sponsor and its agents agree to use such Electronic Services and Electronic Products only in the course of reasonable administration of or participation in the Plan and to keep confidential and not publish, copy, broadcast, retransmit, reproduce, commercially exploit or otherwise redisseminate the Electronic Products or Electronic Services or any portion thereof without the Trustee's written consent, except, in cases where the Trustee has specifically notified the Sponsor that the Electronic Products or Services are suitable for delivery to Participants, for non-commercial personal use by the Participants or beneficiaries with respect to their participation in the Plan or for their other retirement planning purposes.

Plan Number:44240                                                                                            ECM NQ 2007 TA
     (07/2007)                                                      Page 11                                                      11/10/2008
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    (b) The Sponsor shall be responsible for installing and maintaining all Electronic Products, (including any programming required to accomplish the installation) and for displaying any and       all content associated with Electronic Services on its computer network and/or intranet so that such content  will appear exactly as it appears when delivered to the Sponsor. All Electronic Products and Services shall      be clearly identified as originating from the Trustee or its affiliate. The Sponsor shall promptly remove Electronic Products or Services from its computer network and/or intranet, or replace the Electronic  Products or Services with updated products or services provided by the Trustee, upon written notification (including written notification via facsimile) by the Trustee.

    (c) All Electronic Products shall be provided to the Sponsor without any express or implied legal warranties or acceptance of legal liability by the Trustee, and all Electronic Services shall be provided to the Sponsor without acceptance of legal liability related to or arising out of the electronic   nature of the delivery or provision of such Services. Except as otherwise stated in this Agreement, no    rights are conveyed to any property, intellectual or tangible, associated with the contents of the Electronic Products or Services and related material. The Trustee hereby grants to the Sponsor a non-exclusive, non-transferable revocable right and license to use the Electronic Products and Services in accordance with the terms and conditions of the Agreement.

    (d) To the extent that any Electronic Products or Services utilize Internet services  to transport data or communications, the Trustee will take, and the Sponsor agrees to follow, reasonable security precautions, however, the Trustee disclaims any liability for interception of any such data or communications. The Trustee reserves the right not to accept data or communications transmitted via electronic media by the Sponsor or a third party if it determines that the media does not provide adequate data security, or if it is not administratively feasible for the Trustee to use the data security provided. The Trustee shall not be responsible for, and makes no warranties regarding access, speed or availability of Internet or network services, or any other service required for electronic communication. The Trustee shall not be responsible for any loss or damage related to or resulting from any changes or modifications to the Electronic Products or Services after delivering it to the Sponsor.

Section 16. General.

Plan Number:44240                                                                                        ECM NQ 2007 TA
(07/2007)                                                                                                          11/10/2008

© 2007 Fidelity
Management & Research Company

    (a) Performance by Trustee, its Agents or Affiliates. The Sponsor acknowledges and   authorizes that the services to be provided under the Agreement shall be provided by the Trustee, its agents or affiliates, including but not limited to Fidelity Investments Institutional Operations Company, Inc. or its successor, and that certain of such services may be provided pursuant to one or more other contractual agreements or relationships.

    (b) Entire Agreement. This Agreement contains all of the terms agreed upon between the parties with respect to the subject matter hereof.

    (c) Waiver. No waiver by either party of any failure or refusal to comply with an obligation hereunder shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

    (d) Successors and Assigns. The stipulations in this Agreement shall inure to the benefit of, and shall bind, the successors and assigns of the respective parties.

    (e) Partial Invalidity. If any term or provision of this Agreement or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of   the Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforceable to the fullest extent permitted by law.

    (f) Section Headings. The headings of the various sections, subsections and paragraphs of this Agreement have been inserted only for the purposes of convenience and are not part of the Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of the Agreement.

Section 17. Assignment. This Agreement, and any of its rights and obligations hereunder, may not be assigned by any party without the prior written consent of the other party(ies), and such consent may be withheld in any party's sole discretion. Notwithstanding the foregoing, Trustee may assign this Agreement in whole or in part, and any of its rights and obligations hereunder, to a subsidiary or affiliate of Trustee without consent of the Sponsor. All provisions in the Agreement shall extend to and be binding upon the parties hereto and their respective successors and permitted assigns.

Section 18. Force Majeure. No party shall be deemed in default of the Agreement to the extent that any delay or failure in performance of its obligation(s) results, without its fault or negligence, from any cause beyond its reasonable control, such as acts of God, acts of civil or military authority, embargoes, epidemics, war, riots, insurrections, fires, explosions, earthquakes, floods, unusually severe weather conditions, power outages or strikes. This clause shall not excuse any of the parties to the Agreement from any liability which results from failure to have in place reasonable disaster recovery and safeguarding plans adequate for protection of all data each of the parties to the Agreement are responsible for maintaining for  the Plan.

Plan Number:44240                                                                                     ECM NQ 2007 TA
(07/2007)                                                                                                     11/10/2008

© 2007 Fidelity
Management & Research Company

Section 19. Confidentiality. Both parties to this Agreement recognize that in the course of implementing and providing the services described herein, each party may disclose to the other confidential information. All such confidential information, individually and collectively, and other proprietary information  disclosed by either party shall remain the sole property of the party disclosing the same, and the receiving party shall have no interest or rights with respect thereto if so designated by the disclosing party to the receiving party. Each party agrees to maintain all such confidential information in trust and confidence to the same extent that it protects its own proprietary information, and not to disclose such confidential information to any third party without the written consent of the other party. Each party further agrees to take all reasonable precautions to prevent any unauthorized disclosure of confidential information. In addition, each party agrees not to disclose or make public to anyone, in any manner, the terms of the Agreement, except as required by law, without the prior written consent of the other party.

Section 20. Situs of Trust Assets. The Sponsor and the Trustee agree that no assets of the Trust shall be located or transferred outside of the United States.

Section 21.  Governing Law.

    (a) Massachusetts Law Controls. This Agreement is being made in the Commonwealth of Massachusetts, and the Trust shall be administered as a Massachusetts trust. The validity, construction, effect, and administration of the Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts, except to the extent those laws are superseded under Section 514 of ERISA.

    (b) Trust Agreement Controls. The Trustee is not a party to the Plan, and in the event of any conflict between the provisions of the Plan and the provisions of the Agreement, the provisions of the Agreement shall control.

Plan Number:44240                                                                                     ECM NQ 2007 TA
(07/2007)                                                                                                     11/10/2008

© 2007 Fidelity
Management & Research Company

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Plan Sponsor Name:    Supertex, Inc.

By:

Name:                    PHILLIP A. KAGEL
Title:                    VP, FINANCE & CFO
Date:                    11/10/08

FIDELITY M ANAGEMENT TRUST COMPANY

By:
Name:       GREGORY M. PERKINS
Title:       Authorized Signatory
Date:       11/21/2008

Plan Number:44240 (07/2007)                        ECM NQ 2007 TA 11/10/2008

© 2007 Fidelity
Management & Research Company

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

Plan Sponsor Name:    Supertex, Inc.

 By:
Name:                   PHILLIP A. KAGEL
Title:                    VP, FINANCE & CFO
 Date:                    11/10/08

FIDELITY M ANAGEMENT TRUST COMPANY

By:
Name:    GREGORY M. PERKINS
Title:    Authorized Signatory
Date:    11/21/2008

Plan Number: 44240

Plan Name: Supertex, Inc. Deferred Compensation Plan

Amendments

Execution Page (Fidelity's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008	01/15/2009
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008	01/15/2009

             In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:

_______________________
(Signature)

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Note:     Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Plan Number: 44240

Execution Page (Client's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008	01/15/2009
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008	01/15/2009

             In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:

_______________________
(Signature)

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Note:     Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Plan Number: 44240

INVESTMENT SCHEDULE AND SERVICES APPENDIX

Participant Accounts shall be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix. Unless specifically indicated otherwise within this Appendix, the Miscellaneous Appendix, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment's prospectus or other governing document(s).

1. Fidelity Funds (Core Options)

Fund#	Ticker Synbol	Fidelity Fund Name
0630	FRTXX	Fidelity Retirement Money Market Portfolio
0015	FGMNX	Fidelity Ginnie Mae Fund
0308	FCVSX	Fidelity Convertible Securities Fund
0003	FFIDX	Fidelity Fund
0650	FUSEX	Spartan® U.S. Equity Index Fund
0398	FSEMX	Spartan® Extended Market Index Fund
0025	FDGRX	Fidelity Growth Company Fund
0093	FOCPX	Fidelity OTC Portfolio
0325	FDIVX	Fidelity Diversified International Fund
0369	FFFAX	Fidelity Freedom Income Fund®
0370	FFFBX	Fidelity Freedom 2000 Fund®
0371	FFFCX	Fidelity Freedom 2010 Fund®
0372	FFFDX	Fidelity Freedom 2020 Fund®
0373	FFFEX	Fidelity Freedom 2030 Fund®
0718	FFFFX	Fidelity Freedom 2040 Fund®
1312	FFFVX	Fidelity Freedom 2005 Fund®
1313	FFVFX	Fidelity Freedom 2015 Fund®
1314	FFTWX	Fidelity Freedom 2025 Fund®
1315	FFTHX	Fidelity Freedom 2035 Fund®
1617	FFFGX	Fidelity Freedom 2045 Fund®
1618	FFFHX	Fidelity Freedom 2050 Fund®

The Employer agrees that any Fidelity Freedom funds listed above (all those starting with "Fidelity Freedom") are being selected as a group of all the Fidelity Freedom funds currently available for the Plan. The Employer understands that a choice can be made at any time to remove all Fidelity Freedom funds as Permissible Investments for the Plan. The Employer agrees that any change to the Permissible Investments for the Plan to remove Fidelity Freedom funds will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan any Fidelity Freedom fund being added to or removed from the group of all Fidelity Freedom funds. Fidelity shall always give the Employer at least 90 days notice of the date that funds available through the Freedom Fund group will change and the Employer has until 20 days before such date to direct Fidelity to remove all Fidelity Freedom funds as Permissible Investments for the Plan.

Plan Number: 44240

In lieu of receiving a printed copy of the prospectus for each Fidelity Mutual Fund selected by the Employer as a Permissible Investment option, the Employer hereby consents to receiving such documents electronically. The Employer shall access each prospectus on the internet at a website maintained by Fidelity or an affiliate after receiving this Appendix from Fidelity as notice that a current version of each document is available. Fidelity represents that on the effective date of this Appendix, a current version of each such prospectus is available at http://www.fidelity.com or such successor website as Fidelity may notify the Employer of in writing. The Employer represents that on the effective date of the Appendix, it accessed each such prospectus at http://www.fidelity.com or such successor website as Fidelity may notify the Employer of in writing.

2. Non-Fidelity Funds (Core Options):

    The Employer has selected each ("Non-Fidelity Fund") of the following as an investment made available to the Plan for investment of the assets of the Trust, subject to the terms and conditions given below:

Fund#	Ticker Synbol	Fidelity Fund Name
OFAP	PTRAX	P1MCO Total Return Fund
OSAU	EHSTX	Eaton Vance Large Cap Value Fund Class A
ONEE	OAKLX	The Oakmark Select Fund
OQKL	CHTTX	Aston Optimum Mid Cap Fund - Class N
ONEB	CSWCX	Credit Suisse Small Cap Value Fund
OF2D	BGRFX	Baron Growth Fund

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

a.
For purposes of this Agreement, 'Non-Fidelity Fund' shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company ('Fund Vendor').

b.
The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor WebStation) for the Employer's review.

c.
The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity's use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Basis-point-per-annum fee has been waived on amounts invested in Non-Fidelity Funds.

Plan Number: 44240

3. Default Funds:

    The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive forfeitures held pending application.

    The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive Participant Contributions for which Participant direction has not been received by the Trustee, if any (sometimes referred to as the default fund).

4. Annual Fee for Excess Core Permissible Investment Options:

    The fees stated in this Service Agreement take into consideration the Core Permissible Investment options selected by the Employer in this Service Agreement and include up to 20 Permissible Investment options with no additional annual fee. The annual fee for each Core Permissible Investment option in excess of 20 is $500.00 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds, Fidelity Select Foundation, and Mutual Fund Window collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

Plan Number: 44240

MISCELLANEOUS APPENDIX

The following provision(s) of this Appendix shall supersede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein:

Title: Enrollment and Education Services Appendix
Description: Notwithstanding anything to the contrary in the Enrollment and Education Services Appendix, section 2(b), Fidelity will not track specific contribution years.

Title: Investment Schedule and Services Appendix
Description: The Employer directs Fidelity to restrict future contributions and investmentexchanges into the following fund effective I/I 5/2009 until such time as the Employer givesFidelity proper notice, in writing, to remove the restrictions: The Oakrnark Select Fund (ONEE).

Plan Number: 44240

Plan Number: 44240

Plan Name: Supertex, Inc. Deferred Compensation Plan

Amendments

Execution Page (Fidelity's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008	04/15/2009
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008	04/15/2009

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:

_______________________
(Signature)

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Note: Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:

_______________________
(Signature)

_______________________
(Print Name)

________________________
(Title)

                        12/31/2008
 (Date)

Execution Page (Client's Copy)

This Agreement shall be effective upon execution by both parties. By executing this Agreement, the parties agree to terms and conditions contained in the Agreement and the following attached Appendices:

Service Agreement	Original/Restated Effective Date	Revision Date(s)

Articles I (Basic Services and Fees)	12/01/2008
Article II (Terms and Conditions)	12/01/2008
Specimen Signatures	12/01/2008
Investment Schedule and Services Appendix	12/01/2008	04/15/2009
Enrollment and Education Services Appendix	12/01/2008
Distribution Processing Appendix	12/01/2008
Contribution Processing Appendix	12/01/2008
Accounting Appendix	12/01/2008
Miscellaneous Appendix	12/01/2008	04/15/2009

In witness whereof, the parties hereto have caused this Agreement to be executed by their duly authorized officers.

Employer:

_______________________
(Signature)

_______________________
(Print Name)

________________________
(Title)

________________________
(Date)

Note:    Only one authorized signature is required to execute this Agreement unless the Employer's corporate policy mandates multiple authorized signatures.

Fidelity Management Trust Company:
(Print Name)

________________________
(Title)

            12/31/2008
(Date)

Plan Number: 44240

INVESTMENT SCHEDULE AND SERVICES APPENDIX

Participant Accounts shall be invested among the Permissible Investment options listed below pursuant to Participant and/or Employer directions and pursuant to the conditions and limitations contained in this Appendix. Unless specifically indicated otherwise within this Appendix, the Miscellaneous Appendix, or an amendment to this Agreement, purchases, sales and exchanges of each Permissible Investment option are controlled by that Permissible Investment's prospectus or other governing document(s).

1. Fidelity Funds (Core Options)

Fund#	Ticker Synbol	Fidelity Fund Name
0630	FRTXX	Fidelity Retirement Money Market Portfolio
0015	FGMNX	Fidelity Ginnie Mae Fund
0308	FCVSX	Fidelity Convertible Securities Fund
0003	FFIDX	Fidelity Fund
0650	FUSEX	Spartan® U.S. Equity Index Fund
0398	FSEMX	Spartan® Extended Market Index Fund
0025	FDGRX	Fidelity Growth Company Fund
0093	FOCPX	Fidelity OTC Portfolio
0325	FDIVX	Fidelity Diversified International Fund
0369	FFFAX	Fidelity Freedom Income Fund®
0370	FFFBX	Fidelity Freedom 2000 Fund®
0371	FFFCX	Fidelity Freedom 2010 Fund®
0372	FFFDX	Fidelity Freedom 2020 Fund®
0373	FFFEX	Fidelity Freedom 2030 Fund®
0718	FFFFX	Fidelity Freedom 2040 Fund®
1312	FFFVX	Fidelity Freedom 2005 Fund®
1313	FFVFX	Fidelity Freedom 2015 Fund®
1314	FFTWX	Fidelity Freedom 2025 Fund®
1315	FFTHX	Fidelity Freedom 2035 Fund®
1617	FFFGX	Fidelity Freedom 2045 Fund®
1618	FFFHX	Fidelity Freedom 2050 Fund®

The Employer agrees that any Fidelity Freedom funds listed above (all those starting with "Fidelity Freedom") are being selected as a group of all the Fidelity Freedom funds currently available for the Plan. The Employer understands that a choice can be made at any time to remove all Fidelity Freedom funds as Permissible Investments for the Plan. The Employer agrees that any change to the Permissible Investments for the Plan to remove Fidelity Freedom funds will be effective as soon as administratively feasible for Fidelity (after the Employer and Fidelity have amended this agreement to reflect such change) and that the Employer will communicate to participants the date and consequences of such change. The Employer hereby directs Fidelity to add or remove as Permissible Investments for the Plan any Fidelity Freedom fund being added to or removed from the group of all Fidelity Freedom funds. Fidelity shall always give the Employer at least 90 days notice of the date that funds available through the Freedom Fund group will change and the Employer has until 20 days before such date to direct Fidelity to remove all Fidelity Freedom funds as Permissible Investments for the Plan.

Plan Number: 44240

In lieu of receiving a printed copy of the prospectus for each Fidelity Mutual Fund selected by the Employer as a Permissible Investment option, the Employer hereby consents to receiving such documents electronically. The Employer shall access each prospectus on the internet at a website maintained by Fidelity or an affiliate after receiving this Appendix from Fidelity as notice that a current version of each document is available. Fidelity represents that on the effective date of this Appendix, a current version of each such prospectus is available at http://www.fidelity.corn or such successor website as Fidelity may notify the Employer of in writing. The Employer represents that on the effective date of the Appendix, it accessed each such prospectus at http://www.fidelity.com or such successor website as Fidelity may notify the Employer of in writing.

2. Non-Fidelity Funds (Core Options):

The Employer has selected each ("Non-Fidelity Fund") of the following as an investment made available to the Plan for investment of the assets of the Trust, subject to the terms and conditions given below:

Fund#	Ticker Synbol	Fidelity Fund Name
OFAP	PTRAX	P1MCO Total Return Fund
OSAU	EHSTX	Eaton Vance Large Cap Value Fund Class A
OQKL	CHTTX	Aston Optimum Mid Cap Fund - Class N
ONEB	CSWCX	Credit Suisse Small Cap Value Fund
OF2D	BGRFX	Baron Growth Fund

Fidelity shall provide recordkeeping services for Non-Fidelity Funds subject to and in accordance with the terms and conditions of this Section:

a.
For purposes of this Agreement, 'Non-Fidelity Fund' shall mean an investment company registered under the Investment Company Act of 1940, as amended, other than one advised by Fidelity Management & Research Company, and specified in an agreement between Fidelity and the transfer agent for such investment company ('Fund Vendor').

b.
The basis-point-per-annum fee charged by Fidelity shall be computed and billed or charged in arrears quarterly based on the market value of Non-Fidelity Funds held in Participant Accounts on the last business day of the quarter. In addition to the fees specified above, Fidelity shall be entitled to fees from the Fund Vendor as set forth in a separate agency agreement with the Fund Vendor. Fidelity will make available appropriate information concerning the current provisions of such agreements electronically (currently through Plan Sponsor WebStation) for the Employer's review.

c.
The Fund Vendor shall prepare and provide descriptive information on the funds for use by Fidelity in its written participant communication materials. Fidelity shall utilize historical performance data obtained from third-party vendors in communications with plan participants. The Employer hereby consents to Fidelity's use of such materials and acknowledges that Fidelity is not responsible for the accuracy of such third-party information.

The Basis-point-per-annum fee has been waived on amounts invested in Non-Fidelity Funds.

Plan Number: 44240

3. Default Funds:

The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive forfeitures held pending application.

The Employer hereby selects 0630 Fidelity Retirement Money Market Portfolio as the Permissible Investment Option to receive Participant Contributions for which Participant direction has not been received by the Trustee, if any (sometimes referred to as the default fund).

4. Annual Fee for Excess Core Permissible Investment Options:

The fees stated in this Service Agreement take into consideration the Core Permissible Investment options selected by the Employer in this Service Agreement and include up to 20 Permissible Investment options with no additional annual fee. The annual fee for each Core Permissible Investment option in excess of 20 is S500.00 per option and such fee is in addition to any fees specified elsewhere in this Service Agreement, including any Appendices and amendments hereto. The annual fee for excess Core Permissible Investment options shall be billed or charged quarterly in arrears and paid by the Employer. The Fidelity Freedom funds, Fidelity Select Foundation, and Mutual Fund Window collectively shall each count as one Core Permissible Investment option. Any change to the Permissible Investment options selected by the Employer after the effective date of this Service Agreement shall require an amendment to this Service Agreement and may result in amended or additional fees.

Plan Number: 44240

MISCELLANEOUS APPENDIX

The following provision(s) of this Appendix shall supersede the referenced provision(s) of this Agreement, subject to the terms and conditions contained herein:

Title: Enrollment and Education Services Appendix
Description: Notwithstanding anything to the contrary in the Enrollment and Education
Services Appendix, section 2(b), Fidelity will not track specific contribution years.

Plan Number: 44240